Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No.: 333-131607-02

HSI Asset Securitization Corporation (the "Depositor") has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the "SEC"). The Depositor has or will file with the SEC a registration statement (including a prospectus, any free writing prospectus and any related issuer free-writing prospectus) with respect to this offering (the "Offering Documentation"). You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR®) at www.sec.gov.  Alternatively, you may obtain a copy of the Offering Documentation from HSBC Securities (USA) Inc., 452 Fifth Avenue, New York, New York 10018, Attn: HASCO 2006-OPT4 or by calling (212) 525-8119.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Balance: 184,160,701 1,107 records

HSBC

HASCO 2006-OPT4

First Liens with Seconds

Whole Loan Trading (+1) 212-525-3307

...continued
Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Utah	19	2,638,228	1.43	138,854	7.721	79.99	99.98	623	38.39
Vermont	5	977,236	0.53	195,447	8.834	80.00	100.00	637	45.10
Virginia	33	4,845,140	2.63	146,822	8.050	79.84	99.41	622	42.67
Washington	27	5,269,398	2.86	195,163	7.589	79.45	98.33	632	42.38
Wisconsin	17	2,019,313	1.10	118,783	8.234	79.42	99.25	643	45.08
Wyoming	6	766,122	0.42	127,687	8.272	80.00	100.00	610	43.16
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary Second Home	1,106 1	184,056,878 103,823	99.94 0.06	166,417 103,823	7.788 9.750	79.63 80.00	99.00 100.00	643 565	42.92 30.28
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Planned Unit Development Condominium Two-to-Four Family	887 115 63 42	139,817,755 21,224,833 10,356,111 12,762,002	75.92 11.53 5.62 6.93	157,630 184,564 164,383 303,857	7.805 7.616 8.106 7.642	79.53 80.01 79.96 79.76	98.96 99.39 99.25 98.60	639 645 646 685	42.99 41.73 43.70 43.52
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Balance: 184,160,701 1,107 records

HSBC

HASCO 2006-OPT4

First Liens with Seconds

Whole Loan Trading (+1) 212-525-3307

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase Refinance - Cashout Refinance - Rate Term	926 169 12	145,770,465 36,213,764 2,176,472	79.15 19.66 1.18	157,420 214,283 181,373	7.821 7.649 7.937	80.03 78.11 78.08	99.73 96.40 93.65	645 636 633	42.60 44.08 45.14
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation Stated Documentation Limited Documentation	903 202 2	125,607,108 57,515,192 1,038,400	68.21 31.23 0.56	139,100 284,729 519,200	7.989 7.354 7.620	79.68 79.51 80.00	99.23 98.50 100.00	623 688 655	43.44 41.73 45.56
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01-30.00	116	14,529,968	7.89	125,258	8.095	79.77	99.35	634	24.87
30.01-35.00	110	16,820,460	9.13	152,913	7.912	79.92	99.51	644	33.01
35.01-40.00	181	26,656,724	14.47	147,275	7.844	79.93	99.38	647	37.56
40.01-45.00	258	42,770,784	23.22	165,778	7.779	79.82	99.25	646	42.60
45.01-50.00	230	43,542,595	23.64	189,316	7.640	79.35	98.50	652	47.42
50.01-55.00	180	34,180,362	18.56	189,891	7.766	79.44	98.79	633	52.20
55.01>=	32	5,659,807	3.07	176,869	7.726	78.83	98.03	614	55.71
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92
Non-zero Weighted Average DTI: 42.92 Minimum DTI: 8.77 Maximum DTI: 58.83 Standard Deviation DTI: 8.70

Balance: 184,160,701 1,107 records

HSBC

HASCO 2006-OPT4

First Liens with Seconds

Whole Loan Trading (+1) 212-525-3307

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available		1 4 9 7 74 267 204 139 150 92 57 41 28 19 9 6	167,800 1,242,794 1,075,576 935,105 8,753,539 33,556,450 28,514,625 19,914,387 26,328,508 19,327,245 14,510,668 11,505,448 7,010,205 6,036,922 2,487,970 2,793,459	0.09 0.67 0.58 0.51 4.75 18.22 15.48 10.81 14.30 10.49 7.88 6.25 3.81 3.28 1.35 1.52	167,800 310,698 119,508 133,586 118,291 125,680 139,778 143,269 175,523 210,079 254,573 280,621 250,364 317,733 276,441 465,577	9.300 9.019 9.777 10.049 8.669 8.407 8.000 7.858 7.812 7.357 7.188 6.994 6.880 6.895 7.012 6.859	63.56 73.05 64.37 80.70 79.98 79.99 79.42 79.58 79.91 80.00 78.93 80.00 80.33 80.00 80.00 80.00	93.86 81.00 74.94 91.59 99.77 99.77 98.88 98.97 99.78 99.35 98.39 99.52 99.91 98.19 99.36 99.44	0 509 534 550 573 589 609 628 649 669 691 708 729 750 768 790	28.79 51.50 43.62 39.83 43.35 42.85 43.55 43.08 42.12 43.03 43.54 42.79 40.27 42.16 42.98 44.82
500 520 540 560 580 600 620 640 660 680 700 720 740 760 780	- 519 - 539 - 559 - 579 - 599 - 619 - 639 - 659 - 679 - 699 - 719 - 739 - 759 - 779 - 799
Total:		1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92
Non-zero Weighted Average FICO: 643 Minimum FICO: 500 Maximum FICO: 796 Standard Deviation FICO: 51

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	194	32,498,010	17.65	167,516	8.172	79.33	98.51	637	42.88
12	54	16,711,146	9.07	309,466	7.433	80.19	99.30	692	44.15
24	739	117,306,669	63.70	158,737	7.711	79.71	99.16	637	42.75
36	120	17,644,876	9.58	147,041	7.935	79.13	98.57	645	42.92
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

Balance: 184,160,701 1,107 records

HSBC

HASCO 2006-OPT4

First Liens with Seconds

Whole Loan Trading (+1) 212-525-3307

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92
Total:	1,107	184,160,701	100.00	166,360	7.789	79.63	99.00	643	42.92

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $180,539,360.75

Number of Mortgage Loans: 1,236

Average Principal Balance: $146,067.44

Aggregate Principal Balance (Fixed Rate): $180,539,360.75

Aggregate Principal Balance (Adjustable Rate): $0.00

% Fixed Rate Mortgages: 100.00%

% Adjustable Rate Mortgages: 0.00%

% Interest Only Loans: 5.54%

Weighted Average Current Mortgage Rate: 8.302%

Non-zero Weighted Average Credit Score: 642

Weighted Average Original LTV: 79.73%

Weighted Average Original Combined LTV: 81.32%

Non-zero Weighted Average Debt Ratio: 41.67

Weighted Average Stated Remaining Term: 351

Weighted Average Stated Original Term: 354

Weighted Average Months to Roll: 0 Weighted Average Margin: 0.000%

Weighted Average Initial Rate Cap: 0.000%

Weighted Average Periodic Rate Cap: 0.000%

Weighted Average Maximum Rate: 0.000%

Weighted Average Minimum Rate: 0.000%

% Second Lien: 21.89%

% Silent & Simultaneous Seconds: 8.23%

% California Loans: 26.89%

% of Mortgage Pool by

Aggregate

Aggregate

Sample Pool

Sample Pool

Avg. Sample Pool

Weighted

Number of

Calculation Date

Calculation Date

Calculation Date

Average Gross

Weighted Average

Weighted Average

Weighted Average

Weighted Average

Product Type Mortgage Loans Principal Balance ($) Principal Balance Principal Balance($) Interest Rate (%) Original LTV (%) Original Combined LTV (%) FICO Score Debt Ratio
10 Year Fixed 4 414,104 0.23 103,526 10.248 62.67 62.67 545 38.85
15 Year Fixed 29 3,723,251 2.06 128,388 8.321 70.71 71.09 617 42.79
20 Year Fixed 19 2,015,573 1.12 106,083 8.075 68.25 68.25 630 38.18
30 Year Fixed 1,076 140,651,733 77.91 130,717 8.575 80.48 81.96 640 41.47
30 Year Fixed 5 Year Interest Only 27 10,000,565 5.54 370,391 6.943 77.32 79.56 676 41.83
30/40 Year Fixed (Balloon) 81 23,734,134 13.15 293,014 7.238 78.97 81.29 642 42.92
Total: 1,236 180,539,361 100.00 146,067 8.302 79.73 81.32 642 41.67

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Range of Gross Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000	- 5.499	2	935,758	0.52	467,879	5.375	73.18	73.18	767	46.28
5.500	- 5.999	16	6,023,944	3.34	376,497	5.967	76.99	76.99	686	42.90
6.000	- 6.499	54	19,184,518	10.63	355,269	6.279	70.40	71.27	665	42.74
6.500	- 6.999	112	35,339,097	19.57	315,528	6.741	73.67	74.56	657	41.14
7.000	- 7.499	53	14,004,472	7.76	264,235	7.283	72.59	75.49	638	40.87
7.500	- 7.999	98	21,440,579	11.88	218,781	7.758	76.21	79.36	630	41.19
8.000	- 8.499	79	13,330,455	7.38	168,740	8.255	79.83	82.57	633	40.82
8.500	- 8.999	92	13,938,187	7.72	151,502	8.745	79.23	82.99	620	41.92
9.000	- 9.499	80	8,229,200	4.56	102,865	9.265	87.02	88.95	639	41.27
9.500	- 9.999	97	9,646,660	5.34	99,450	9.768	87.67	89.59	621	42.24
10.000 - 10.499		115	10,225,685	5.66	88,919	10.228	93.24	93.87	672	41.84
10.500 - 10.999		105	8,058,381	4.46	76,746	10.757	91.63	91.63	640	43.23
11.000 - 11.499		102	6,529,009	3.62	64,010	11.218	89.51	89.51	616	43.88
11.500 - 11.999		114	7,370,634	4.08	64,655	11.706	91.78	91.78	606	40.39
12.000 - 12.499		83	4,436,161	2.46	53,448	12.191	93.09	93.09	591	40.86
12.500 - 12.999		27	1,575,154	0.87	58,339	12.639	88.55	88.55	595	39.91
13.000 - 13.499		4	154,884	0.09	38,721	13.162	81.86	81.86	620	37.13
13.500 - 13.999		3	116,583	0.06	38,861	13.740	82.61	82.61	578	43.57
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Weighted Average Current Rate (%): 8.302
Minimum Current Rate (%): 5.375 Maximum Current Rate (%): 13.990 Standard Deviation Current Rate (%): 1.902

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Range of Sample Pool Calculation Date Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00		259	8,491,292	4.70	32,785	11.229	93.58	93.58	619	42.06
50,000.01 - 100,000.00		361	27,581,275	15.28	76,402	10.249	86.18	88.25	632	41.12
100,000.01 - 150,000.00		232	28,560,254	15.82	123,105	9.302	83.81	85.77	639	40.96
150,000.01 - 200,000.00		123	21,405,180	11.86	174,026	8.520	76.61	79.05	627	41.06
200,000.01 - 250,000.00		49	11,159,908	6.18	227,753	7.834	73.35	74.57	629	40.35
250,000.01 - 300,000.00		38	10,420,528	5.77	274,224	7.502	71.11	73.74	640	40.43
300,000.01 - 350,000.00		59	19,091,473	10.57	323,584	7.188	80.52	81.78	649	41.22
350,000.01 - 400,000.00		43	16,016,155	8.87	372,469	6.997	74.07	75.03	647	42.99
400,000.01 - 450,000.00		20	8,624,790	4.78	431,239	6.921	78.11	79.86	669	45.80
450,000.01 - 500,000.00		19	8,990,364	4.98	473,177	6.646	78.84	78.84	675	44.96
500,000.01 - 550,000.00		13	6,850,238	3.79	526,941	6.815	78.63	78.63	669	40.11
550,000.01 - 600,000.00		8	4,606,134	2.55	575,767	7.005	79.66	79.66	632	44.13
600,000.01 - 650,000.00		2	1,259,032	0.70	629,516	6.853	81.24	81.24	655	40.82
650,000.01 - 700,000.00		4	2,686,414	1.49	671,603	6.606	72.25	72.25	648	40.26
700,000.01 - 750,000.00		1	713,428	0.40	713,428	7.600	65.00	65.00	596	45.68
750,000.01 - 800,000.00		3	2,322,380	1.29	774,127	6.698	72.76	83.95	693	38.00
800,000.01 - 850,000.00		1	843,026	0.47	843,026	7.290	39.10	39.10	606	39.14
900,000.01 - 950,000.00		1	917,491	0.51	917,491	6.500	80.00	80.00	681	51.88
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Average Current Balance ($):	146,067.44
Minimum Current Balance ($):	16,171.45
Maximum Current Balance ($):	917,491.37
Standard Deviation Current Balance ($): 132,627.27

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Range of Original Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00		256	8,349,462	4.62	32,615	11.247	93.96	93.96	619	42.26
50,000.01 - 100,000.00		359	27,224,272	15.08	75,834	10.283	86.31	88.40	633	41.17
100,000.01 - 150,000.00		236	28,909,522	16.01	122,498	9.300	83.76	85.70	637	40.80
150,000.01 - 200,000.00		123	21,354,908	11.83	173,617	8.525	76.52	78.96	628	41.06
200,000.01 - 250,000.00		49	11,110,140	6.15	226,738	7.830	73.88	75.10	626	40.69
250,000.01 - 300,000.00		38	10,370,857	5.74	272,917	7.509	71.20	73.84	641	39.78
300,000.01 - 350,000.00		60	19,390,749	10.74	323,179	7.182	80.09	81.33	649	41.43
350,000.01 - 400,000.00		42	15,617,183	8.65	371,838	7.008	74.49	75.48	647	42.94
400,000.01 - 450,000.00		21	9,023,762	5.00	429,703	6.907	77.20	78.87	668	45.77
450,000.01 - 500,000.00		19	8,990,364	4.98	473,177	6.646	78.84	78.84	675	44.96
500,000.01 - 550,000.00		13	6,850,238	3.79	526,941	6.815	78.63	78.63	669	40.11
550,000.01 - 600,000.00		8	4,606,134	2.55	575,767	7.005	79.66	79.66	632	44.13
600,000.01 - 650,000.00		2	1,259,032	0.70	629,516	6.853	81.24	81.24	655	40.82
650,000.01 - 700,000.00		4	2,686,414	1.49	671,603	6.606	72.25	72.25	648	40.26
700,000.01 - 750,000.00		1	713,428	0.40	713,428	7.600	65.00	65.00	596	45.68
750,000.01 - 800,000.00		3	2,322,380	1.29	774,127	6.698	72.76	83.95	693	38.00
800,000.01 - 850,000.00		1	843,026	0.47	843,026	7.290	39.10	39.10	606	39.14
900,000.01 - 950,000.00		1	917,491	0.51	917,491	6.500	80.00	80.00	681	51.88
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Average Orig Balance ($):	146,393.68
Minimum Orig Balance ($):	16,200.00
Maximum Orig Balance ($):	920,000.00
Standard Deviation Orig Balance ($): 132,940.65

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	1,065	156,047,978	86.43	146,524	8.203	80.55	82.36	651	41.64
AA	110	15,280,710	8.46	138,916	8.762	74.66	74.92	588	42.21
A	26	5,130,836	2.84	197,340	8.401	77.95	77.95	598	43.45
B	25	2,797,604	1.55	111,904	10.398	77.26	77.77	567	35.99
CC	2	163,405	0.09	81,703	10.536	22.60	22.60	557	49.91
C	8	1,118,827	0.62	139,853	9.813	56.62	56.62	544	43.41
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Range of Stated Remaining Terms (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
111	- 120	4	414,104	0.23	103,526	10.248	62.67	62.67	545	38.85
171	- 180	29	3,723,251	2.06	128,388	8.321	70.71	71.09	617	42.79
231	- 240	19	2,015,573	1.12	106,083	8.075	68.25	68.25	630	38.18
341	- 350	3	395,815	0.22	131,938	8.623	100.00	100.00	625	39.24
351	- 360	1,181	173,990,617	96.37	147,325	8.299	80.05	81.69	643	41.70
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Weighted Average Remaining Term: 351 Minimum Remaining Term: 117 Maximum Remaining Term: 359 Standard Deviation Remaining Term: 34

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Stated Original Term (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
120		4	414,104	0.23	103,526	10.248	62.67	62.67	545	38.85
180		29	3,723,251	2.06	128,388	8.321	70.71	71.09	617	42.79
240		19	2,015,573	1.12	106,083	8.075	68.25	68.25	630	38.18
360		1,184	174,386,432	96.59	147,286	8.299	80.10	81.73	643	41.69
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Weighted Average Original Term: Minimum Original Term: 120 Maximum Original Term: 360	354
Standard Deviation Original Term: 33

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Range of Original LTV Ratios (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		7	901,348	0.50	128,764	8.680	26.24	26.24	636	45.79
30.01	- 35.00	3	914,649	0.51	304,883	6.835	32.13	32.13	557	44.86
35.01	- 40.00	16	2,566,380	1.42	160,399	7.921	37.98	37.98	610	37.95
40.01	- 45.00	10	1,917,614	1.06	191,761	7.544	42.24	42.24	618	36.48
45.01	- 50.00	19	3,060,102	1.69	161,058	7.543	47.07	47.07	612	36.03
50.01	- 55.00	26	4,788,564	2.65	184,176	7.241	52.62	52.62	635	39.84
55.01	- 60.00	41	8,089,601	4.48	197,307	7.381	57.60	57.60	625	39.20
60.01	- 65.00	60	12,147,047	6.73	202,451	7.304	63.24	64.23	626	41.40
65.01	- 70.00	47	9,835,154	5.45	209,259	7.247	68.81	68.81	631	39.26
70.01	- 75.00	71	12,706,425	7.04	178,964	8.099	73.39	73.52	627	39.66
75.01	- 80.00	236	47,247,095	26.17	200,200	7.743	79.51	85.29	643	42.46
80.01	- 85.00	88	13,658,325	7.57	155,208	8.187	84.10	84.10	646	41.64
85.01	- 90.00	83	19,312,321	10.70	232,679	7.896	89.56	89.56	656	43.50
90.01	- 95.00	60	9,527,254	5.28	158,788	8.692	94.80	94.80	645	41.42
95.01	- 100.00	469	33,867,482	18.76	72,212	10.530	99.95	99.95	657	42.86
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Weighted Average Original LTV (%): 79.73
Minimum Original LTV (%): 20.27 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 16.66

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Number of Range of Original Combined LTV Ratios (%) Mortgage Loans			Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		7	901,348	0.50	128,764	8.680	26.24	26.24	636	45.79
30.01	- 35.00	3	914,649	0.51	304,883	6.835	32.13	32.13	557	44.86
35.01	- 40.00	16	2,566,380	1.42	160,399	7.921	37.98	37.98	610	37.95
40.01	- 45.00	10	1,917,614	1.06	191,761	7.544	42.24	42.24	618	36.48
45.01	- 50.00	19	3,060,102	1.69	161,058	7.543	47.07	47.07	612	36.03
50.01	- 55.00	26	4,788,564	2.65	184,176	7.241	52.62	52.62	635	39.84
55.01	- 60.00	41	8,089,601	4.48	197,307	7.381	57.60	57.60	625	39.20
60.01	- 65.00	59	11,382,047	6.30	192,916	7.375	63.46	63.46	622	41.03
65.01	- 70.00	47	9,835,154	5.45	209,259	7.247	68.81	68.81	631	39.26
70.01	- 75.00	70	12,622,577	6.99	180,323	8.096	73.38	73.38	627	39.59
75.01	- 80.00	146	34,006,338	18.84	232,920	7.586	78.87	79.23	642	42.40
80.01	- 85.00	88	13,658,325	7.57	155,208	8.187	84.10	84.10	646	41.64
85.01	- 90.00	83	19,312,321	10.70	232,679	7.896	89.56	89.56	656	43.50
90.01	- 95.00	65	10,702,446	5.93	164,653	8.558	93.14	94.81	649	41.57
95.01	- 100.00	556	46,781,894	25.91	84,140	9.859	94.45	99.93	654	42.87
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Weighted Average Original Combined LTV (%): 81.32
Minimum Original Combined LTV (%): 20.27 Maximum Original Combined LTV (%): 100.00 Standard Deviation Original Combined LTV (%): 17.06

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Alabama	12	1,362,256	0.75	113,521	8.999	87.33	92.26	616	41.61
Arizona	24	3,022,713	1.67	125,946	8.232	78.97	79.71	637	38.28
Arkansas	9	987,609	0.55	109,734	8.994	92.05	93.74	631	38.65
California	236	48,543,230	26.89	205,692	7.801	79.68	80.51	660	42.75
Colorado	17	1,888,274	1.05	111,075	9.818	87.69	90.56	613	41.59
Connecticut	31	3,538,385	1.96	114,141	9.033	78.41	80.25	629	42.02
Delaware	2	293,102	0.16	146,551	7.613	87.33	87.33	594	24.84
District of Columbia	3	403,530	0.22	134,510	9.801	79.75	79.75	592	31.06
Florida	160	19,319,338	10.70	120,746	8.613	79.92	80.75	631	40.33
Georgia	26	2,963,029	1.64	113,963	9.084	85.52	89.29	630	40.39
Hawaii	8	2,110,227	1.17	263,778	7.490	74.25	74.25	700	35.94
Idaho	5	356,697	0.20	71,339	9.331	76.08	76.08	623	38.11
Illinois	22	1,815,752	1.01	82,534	9.870	83.50	85.62	591	39.17
Indiana	10	900,043	0.50	90,004	9.586	82.48	82.48	615	42.09
Iowa	2	134,309	0.07	67,155	8.649	81.36	81.36	621	32.68
Kentucky	11	450,446	0.25	40,950	9.882	94.11	98.82	656	40.76
Louisiana	8	1,052,658	0.58	131,582	8.942	85.16	88.73	647	34.46
Maine	7	798,000	0.44	114,000	8.643	84.60	84.60	607	45.65
Maryland	24	5,137,249	2.85	214,052	8.041	84.65	84.65	637	43.23
Massachusetts	61	9,342,676	5.17	153,159	8.511	81.69	83.16	657	42.39
Michigan	25	1,972,369	1.09	78,895	9.520	88.27	93.01	624	40.65
Minnesota	4	203,341	0.11	50,835	9.834	100.00	100.00	630	43.52
Mississippi	4	198,287	0.11	49,572	10.870	89.81	89.81	594	36.48
Missouri	14	829,641	0.46	59,260	9.919	80.08	82.49	574	39.71
Nevada	11	1,827,363	1.01	166,124	7.405	75.45	75.45	656	40.60
New Hampshire	9	995,389	0.55	110,599	9.372	75.00	75.00	601	43.48
New Jersey	23	4,619,775	2.56	200,860	8.430	72.83	72.83	621	43.42
New York	148	32,156,118	17.81	217,271	7.747	76.08	77.83	658	42.74
North Carolina	28	3,509,751	1.94	125,348	8.761	82.97	84.44	617	39.54
Ohio	14	1,745,919	0.97	124,708	8.644	88.90	90.24	605	37.99
Oklahoma	4	379,140	0.21	94,785	9.184	81.23	90.21	630	37.78
Oregon	8	1,044,114	0.58	130,514	8.548	72.82	72.82	619	44.55
Pennsylvania	33	5,323,777	2.95	161,327	8.218	71.98	73.54	598	38.46
Rhode Island	15	1,743,575	0.97	116,238	8.749	76.23	79.21	626	50.72
South Carolina	7	1,588,304	0.88	226,901	8.429	62.61	62.61	619	37.21
South Dakota	3	182,159	0.10	60,720	8.949	90.15	90.15	614	47.58
Tennessee	17	912,734	0.51	53,690	8.945	86.89	92.27	623	43.83
Texas	118	9,415,254	5.22	79,790	9.210	84.59	89.34	613	38.84
Utah	2	65,559	0.04	32,780	12.352	95.12	95.12	586	38.44
Continued...

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

...continued
Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Vermont	2	158,064	0.09	79,032	7.373	86.86	86.86	661	43.78
Virginia	37	4,385,534	2.43	118,528	8.883	81.76	83.22	627	41.86
Washington	20	1,981,599	1.10	99,080	8.958	86.91	95.01	621	45.66
Wisconsin	9	722,303	0.40	80,256	8.663	85.63	95.07	667	42.57
Wyoming	3	159,771	0.09	53,257	9.487	86.36	100.00	594	51.84
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary	1,199	174,292,998	96.54	145,365	8.278	79.67	81.31	642	41.75
Investment	23	3,033,970	1.68	131,912	9.705	76.16	76.16	652	37.40
Second Home	14	3,212,393	1.78	229,457	8.273	86.55	86.55	632	41.32
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family	970	136,896,245	75.83	141,130	8.298	79.99	81.67	640	41.31
Planned Unit Development	118	18,103,302	10.03	153,418	8.470	79.77	80.92	636	40.66
Condominium	54	5,342,499	2.96	98,935	8.948	87.04	88.99	651	44.21
Two-to-Four Family	89	19,301,195	10.69	216,867	7.985	75.85	77.16	655	44.16
Manufactured Housing	5	896,120	0.50	179,224	8.464	78.80	78.80	652	47.45
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Refinance - Cashout Purchase Refinance - Rate Term	635 503 98	116,701,156 50,182,001 13,656,204	64.64 27.80 7.56	183,781 99,765 139,349	7.822 9.372 8.472	74.59 91.45 80.56	75.39 95.21 80.91	637 655 633	41.34 42.80 40.31
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation Stated Documentation Limited Documentation	802 430 4	103,893,010 75,649,080 997,270	57.55 41.90 0.55	129,542 175,928 249,318	8.289 8.319 8.314	80.36 79.04 66.48	82.52 79.86 66.48	630 659 592	41.86 41.35 44.44
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available	6	1,501,608	0.83	250,268	7.716	73.81	73.81	737	0.00
0.01-30.00	155	19,681,886	10.90	126,980	8.455	76.39	76.97	619	24.19
30.01-35.00	116	15,741,330	8.72	135,701	8.153	75.86	78.10	649	32.71
35.01-40.00	215	32,647,983	18.08	151,851	8.201	78.73	80.46	632	37.52
40.01-45.00	257	37,838,246	20.96	147,231	8.376	81.16	82.53	651	42.67
45.01-50.00	278	42,994,971	23.81	154,658	8.269	81.75	83.55	646	47.32
50.01-55.00	173	24,746,159	13.71	143,041	8.428	81.47	83.52	643	52.14
55.01>=	36	5,387,178	2.98	149,644	8.115	76.84	77.48	628	56.48
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Non-zero Weighted Average DTI: 41.67 Minimum DTI: 1.73 Maximum DTI: 59.88 Standard Deviation DTI: 9.56

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available		2 19 31 34 58 190 204 187 142 130 95 64 32 25 18 4 1	102,747 2,416,657 3,960,222 5,888,283 6,930,486 20,432,259 26,145,979 28,126,913 21,905,313 17,907,083 17,708,489 13,852,105 4,929,063 4,347,298 4,510,477 862,237 513,750	0.06 1.34 2.19 3.26 3.84 11.32 14.48 15.58 12.13 9.92 9.81 7.67 2.73 2.41 2.50 0.48 0.28	51,373 127,192 127,749 173,185 119,491 107,538 128,167 150,411 154,263 137,747 186,405 216,439 154,033 173,892 250,582 215,559 513,750	12.235 10.101 9.656 8.377 8.750 9.148 8.599 8.202 8.220 8.293 7.568 7.649 7.863 7.660 6.971 8.437 6.250	77.45 70.42 65.66 64.38 70.69 79.96 77.99 81.91 80.93 83.69 81.12 81.63 82.81 85.71 83.55 87.90 75.00	77.45 70.42 65.66 64.38 72.39 81.54 79.34 83.26 82.68 86.46 84.19 82.27 83.28 88.17 83.55 93.36 75.00	0 508 532 549 570 591 610 629 649 668 689 707 732 750 767 791 802	28.37 36.57 39.75 39.54 39.69 40.06 41.76 41.76 42.14 42.22 43.24 43.52 41.91 45.75 39.89 39.18 32.14
500 520 540 560 580 600 620 640 660 680 700 720 740 760 780 800	- 519 - 539 - 559 - 579 - 599 - 619 - 639 - 659 - 679 - 699 - 719 - 739 - 759 - 779 - 799 - 819
Total:		1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67
Non-zero Weighted Average FICO: 642 Minimum FICO: 502 Maximum FICO: 802 Standard Deviation FICO: 59

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	431	42,007,644	23.27	97,466	9.458	83.98	84.61	633	41.78
12	114	30,183,735	16.72	264,770	7.425	75.21	77.25	659	43.22
24	184	15,763,062	8.73	85,669	10.232	95.87	96.01	661	43.53
30	6	1,806,035	1.00	301,006	7.676	74.66	74.66	638	37.51
36	501	90,778,885	50.28	181,195	7.736	76.57	78.73	636	40.86
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

Balance: 180,539,361 1,236 records

HSBC

HASCO 2006-OPT4
Fixed Rate Loans

Whole Loan Trading (+1) 212-525-3307

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien 2nd Lien	655 581	141,016,262 39,523,098	78.11 21.89	215,292 68,026	7.584 10.863	75.55 94.65	77.58 94.65	639 650	41.29 43.01
Total:	1,236	180,539,361	100.00	146,067	8.302	79.73	81.32	642	41.67

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance: 976,068,111

HSBC

Whole Loan Trading
4,968 records

HASCO 2006-OPT4

(+1) 212-525-3307

All records

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Alabama	51	5,920,834	0.61	116,095	8.652	83.71	92.01	603	40.58
Alaska	1	149,467	0.02	149,467	9.990	85.00	85.00	546	24.27
Arizona	106	20,208,788	2.07	190,649	8.101	77.75	81.38	608	42.37
Arkansas	24	2,936,107	0.30	122,338	9.011	93.71	95.34	622	42.37
California	789	250,538,173	25.67	317,539	7.284	78.23	81.38	639	43.00
Colorado	78	13,311,802	1.36	170,664	8.353	81.77	88.87	609	40.34
Connecticut	98	18,653,691	1.91	190,344	8.314	77.19	80.75	613	42.01
Delaware	9	1,380,854	0.14	153,428	8.442	86.57	89.23	586	40.87
District of Columbia	9	1,879,520	0.19	208,836	8.209	72.59	72.59	595	40.72
Florida	573	101,839,310	10.43	177,730	8.280	79.78	82.29	622	41.20
Georgia	135	18,863,359	1.93	139,729	8.686	84.44	90.57	615	42.70
Hawaii	28	10,067,393	1.03	359,550	7.013	78.05	78.82	659	44.65
Idaho	23	2,418,865	0.25	105,168	8.699	81.92	90.39	602	41.12
Illinois	119	20,164,257	2.07	169,448	8.775	81.02	84.73	601	42.29
Indiana	78	8,961,496	0.92	114,891	9.070	84.49	89.65	596	42.08
Iowa	19	1,718,336	0.18	90,439	9.385	83.89	90.82	624	37.86
Kansas	14	1,510,461	0.15	107,890	9.870	90.02	92.93	585	39.83
Kentucky	49	4,608,243	0.47	94,046	8.924	82.73	89.96	601	40.84
Louisiana	25	3,276,558	0.34	131,062	9.041	85.45	92.07	629	36.37
Maine	50	7,931,379	0.81	158,628	8.664	79.21	82.72	601	41.72
Maryland	111	25,718,002	2.63	231,694	8.085	80.09	82.21	617	42.78
Massachusetts	255	63,254,072	6.48	248,055	7.981	77.22	79.42	627	41.37
Michigan	168	21,012,783	2.15	125,076	8.997	85.14	91.25	598	42.35
Minnesota	21	2,933,719	0.30	139,701	8.619	84.25	88.92	612	38.36
Mississippi	9	635,283	0.07	70,587	9.371	85.33	94.55	619	31.90
Missouri	77	8,291,768	0.85	107,685	9.250	82.63	89.39	595	39.35
Montana	8	1,669,796	0.17	208,724	8.618	82.25	87.00	607	41.77
Nebraska	3	222,505	0.02	74,168	9.646	92.68	92.68	610	34.53
Nevada	51	12,179,158	1.25	238,807	7.705	75.81	78.66	620	40.78
New Hampshire	44	8,695,612	0.89	197,628	8.113	78.83	81.80	620	41.07
New Jersey	136	36,683,639	3.76	269,733	8.264	79.20	79.84	620	41.24
New York	359	96,359,574	9.87	268,411	7.786	77.63	79.72	630	42.52
North Carolina	135	17,533,280	1.80	129,876	8.874	83.66	89.05	604	40.35
North Dakota	1	87,203	0.01	87,203	8.600	95.00	95.00	701	42.10
Ohio	144	16,322,651	1.67	113,352	8.918	86.66	92.15	608	40.19
Oklahoma	33	3,172,173	0.32	96,126	9.184	82.72	91.70	604	38.39
Oregon	29	5,290,833	0.54	182,443	8.040	82.45	88.54	611	42.82
Pennsylvania	185	25,294,110	2.59	136,725	8.597	79.32	83.20	599	38.61
Rhode Island	62	11,928,349	1.22	192,393	8.416	77.96	81.14	621	42.62
Continued...

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance: 976,068,111

HSBC

Whole Loan Trading
4,968 records

HASCO 2006-OPT4

(+1) 212-525-3307

All records

...continued
Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
South Carolina	52	8,875,212	0.91	170,677	8.403	79.44	85.24	627	36.62
South Dakota	5	388,430	0.04	77,686	8.803	84.76	95.38	627	44.85
Tennessee	66	6,936,093	0.71	105,092	8.790	85.70	92.98	606	39.98
Texas	368	42,277,401	4.33	114,884	8.742	82.03	90.73	599	40.60
Utah	27	4,231,156	0.43	156,709	7.683	81.31	93.78	623	37.46
Vermont	18	2,616,491	0.27	145,361	8.953	82.55	90.02	633	40.43
Virginia	188	35,469,376	3.63	188,667	8.343	80.17	82.85	600	41.65
Washington	77	15,115,854	1.55	196,310	8.060	83.07	89.65	622	41.06
Wisconsin	49	5,510,959	0.56	112,469	9.176	81.67	88.93	601	41.88
Wyoming	9	1,023,737	0.10	113,749	8.489	85.03	100.00	617	43.92
Total:	4,968	976,068,111	100.00	196,471	8.058	79.70	83.36	621	41.78

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $194,429,848.44

Number of Mortgage Loans: 584

Average Principal Balance: $332,927.82

Aggregate Principal Balance (Fixed Rate): $10,000,565.22

Aggregate Principal Balance (Adjustable Rate): $184,429,283.22

% Fixed Rate Mortgages: 5.14%

% Adjustable Rate Mortgages: 94.86%

% Interest Only Loans: 100.00%

Weighted Average Current Mortgage Rate: 7.100%

Non-zero Weighted Average Credit Score: 649

Weighted Average Original LTV: 79.23%

Weighted Average Original Combined LTV: 83.24%

Non-zero Weighted Average Debt Ratio: 42.32

Weighted Average Stated Remaining Term: 357

Weighted Average Stated Original Term: 360

Weighted Average Months to Roll: 26

Weighted Average Margin: 5.524%

Weighted Average Initial Rate Cap: 3.000%

Weighted Average Periodic Rate Cap: 1.000%

Weighted Average Maximum Rate: 13.115%

Weighted Average Minimum Rate: 7.106%

% Second Lien: 0.00%

% Silent & Simultaneous Seconds: 20.97%

% California Loans: 47.17%

% of Mortgage Pool by

Aggregate

Aggregate

Sample Pool

Sample Pool

Avg. Sample Pool

Weighted

Number of

Calculation Date

Calculation Date

Calculation Date

Average Gross Weighted Average

Weighted Average Weighted Average Weighted Average

Product Type Mortgage Loans Principal Balance ($) Principal Balance Principal Balance ($) Interest Rate (%) Original LTV (%) Original Combined LTV (%) FICO Score Debt Ratio
30 Year Fixed 5 Year Interest Only 27 10,000,565 5.14 370,391 6.943 77.32 79.56 676 41.83
2/28 ARM 5 Year Interest Only 470 155,565,627 80.01 330,991 7.144 79.66 84.25 646 42.46
3/27 ARM 5 Year Interest Only 21 5,592,052 2.88 266,288 7.344 76.38 80.09 638 40.14
5/25 ARM 5 Year Interest Only 66 23,271,605 11.97 352,600 6.820 77.91 78.77 662 42.11
Total: 584 194,429,848 100.00 332,928 7.100 79.23 83.24 649 42.32

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Gross Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000	- 5.499	3	1,204,748	0.62	401,583	5.347	77.45	77.45	673	37.58
5.500	- 5.999	48	19,159,613	9.85	399,159	5.847	74.75	78.56	665	43.20
6.000	- 6.499	76	27,165,493	13.97	357,441	6.255	74.96	78.53	663	41.86
6.500	- 6.999	132	48,541,103	24.97	367,736	6.730	78.29	81.31	661	41.79
7.000	- 7.499	104	36,205,657	18.62	348,131	7.249	79.95	83.89	645	42.77
7.500	- 7.999	111	35,111,433	18.06	316,319	7.730	82.45	86.54	632	42.33
8.000	- 8.499	54	13,527,770	6.96	250,514	8.184	82.95	91.18	640	42.33
8.500	- 8.999	38	10,139,332	5.21	266,825	8.727	84.82	89.55	620	45.09
9.000	- 9.499	10	2,174,032	1.12	217,403	9.278	82.47	87.08	620	36.02
9.500	- 9.999	5	616,951	0.32	123,390	9.583	74.16	79.26	618	31.76
10.000 - 10.499		1	144,000	0.07	144,000	10.300	80.00	100.00	620	51.22
10.500 - 10.999		1	351,716	0.18	351,716	10.850	80.00	80.00	539	49.84
11.000 - 11.499		1	88,000	0.05	88,000	11.400	80.00	80.00	527	48.69
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Weighted Average Current Rate (%): 7.100 Minimum Current Rate (%): 5.250 Maximum Current Rate (%): 11.400 Standard Deviation Current Rate (%): 0.919

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Sample Pool Number of Calculation Date Principal Balances ($) Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
50,000.01 - 100,000.00	8	715,892	0.37	89,487	8.855	74.42	81.60	605	36.34
100,000.01 - 150,000.00	47	6,045,896	3.11	128,636	7.953	76.10	84.80	634	37.94
150,000.01 - 200,000.00	58	10,484,566	5.39	180,768	7.766	74.94	82.43	620	41.63
200,000.01 - 250,000.00	82	18,652,113	9.59	227,465	7.212	76.06	79.24	640	39.95
250,000.01 - 300,000.00	60	16,340,478	8.40	272,341	7.209	82.40	87.18	638	42.05
300,000.01 - 350,000.00	99	32,003,447	16.46	323,267	7.104	81.90	84.61	648	41.15
350,000.01 - 400,000.00	90	33,729,488	17.35	374,772	7.025	79.32	82.34	647	42.65
400,000.01 - 450,000.00	51	21,506,319	11.06	421,693	6.805	80.94	82.93	639	42.08
450,000.01 - 500,000.00	27	12,783,982	6.58	473,481	7.117	82.74	92.59	683	43.07
500,000.01 - 550,000.00	10	5,320,424	2.74	532,042	6.635	78.95	82.46	689	44.59
550,000.01 - 600,000.00	14	8,133,714	4.18	580,980	6.781	75.89	81.22	676	45.07
600,000.01 - 650,000.00	8	5,033,337	2.59	629,167	7.049	84.24	84.24	643	44.64
650,000.01 - 700,000.00	10	6,732,839	3.46	673,284	6.932	79.56	83.60	679	44.84
700,000.01 - 750,000.00	3	2,155,298	1.11	718,433	7.392	79.66	86.24	663	45.54
750,000.01 - 800,000.00	8	6,220,681	3.20	777,585	7.194	75.47	77.40	640	41.59
800,000.01 - 850,000.00	3	2,476,375	1.27	825,458	7.434	82.52	89.30	679	44.93
850,000.01 - 900,000.00	1	880,000	0.45	880,000	6.650	80.00	80.00	674	45.31
900,000.01 - 950,000.00	2	1,845,000	0.95	922,500	5.895	65.68	65.68	613	48.55
950,000.01 - 1,000,000.00	1	970,000	0.50	970,000	6.300	62.58	77.74	607	50.38
1,000,000.01 >=	2	2,400,000	1.23	1,200,000	6.750	63.30	63.30	676	48.81
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Average Current Balance ($): 332,927.82 Minimum Current Balance ($): 59,973.93 Maximum Current Balance ($): 1,200,000.00 Standard Deviation Current Balance ($): 159,974.16

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Original Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
50,000.01 - 100,000.00		8	715,892	0.37	89,487	8.855	74.42	81.60	605	36.34
100,000.01 - 150,000.00		47	6,045,896	3.11	128,636	7.953	76.10	84.80	634	37.94
150,000.01 - 200,000.00		57	10,285,703	5.29	180,451	7.803	75.25	82.89	621	41.92
200,000.01 - 250,000.00		83	18,850,976	9.70	227,120	7.198	75.88	79.03	639	39.81
250,000.01 - 300,000.00		60	16,340,478	8.40	272,341	7.209	82.40	87.18	638	42.05
300,000.01 - 350,000.00		99	32,003,447	16.46	323,267	7.104	81.90	84.61	648	41.15
350,000.01 - 400,000.00		90	33,729,488	17.35	374,772	7.025	79.32	82.34	647	42.65
400,000.01 - 450,000.00		51	21,506,319	11.06	421,693	6.805	80.94	82.93	639	42.08
450,000.01 - 500,000.00		27	12,783,982	6.58	473,481	7.117	82.74	92.59	683	43.07
500,000.01 - 550,000.00		10	5,320,424	2.74	532,042	6.635	78.95	82.46	689	44.59
550,000.01 - 600,000.00		14	8,133,714	4.18	580,980	6.781	75.89	81.22	676	45.07
600,000.01 - 650,000.00		8	5,033,337	2.59	629,167	7.049	84.24	84.24	643	44.64
650,000.01 - 700,000.00		10	6,732,839	3.46	673,284	6.932	79.56	83.60	679	44.84
700,000.01 - 750,000.00		3	2,155,298	1.11	718,433	7.392	79.66	86.24	663	45.54
750,000.01 - 800,000.00		8	6,220,681	3.20	777,585	7.194	75.47	77.40	640	41.59
800,000.01 - 850,000.00		3	2,476,375	1.27	825,458	7.434	82.52	89.30	679	44.93
850,000.01 - 900,000.00		1	880,000	0.45	880,000	6.650	80.00	80.00	674	45.31
900,000.01 - 950,000.00		2	1,845,000	0.95	922,500	5.895	65.68	65.68	613	48.55
950,000.01 - 1,000,000.00		1	970,000	0.50	970,000	6.300	62.58	77.74	607	50.38
1,000,000.01 >=		2	2,400,000	1.23	1,200,000	6.750	63.30	63.30	676	48.81
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Average Orig Balance ($):	332,976.60
Minimum Orig Balance ($):	60,000.00
Maximum Orig Balance ($):	1,200,000.00
Standard Deviation Orig Balance ($): 159,983.00

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	530	175,504,289	90.27	331,140	7.062	79.10	83.39	652	42.28
AA	46	16,198,701	8.33	352,146	7.457	80.63	82.19	623	43.17
A	7	2,425,858	1.25	346,551	7.293	80.86	80.86	610	39.61
C	1	301,000	0.15	301,000	8.850	70.00	70.00	593	44.67
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

Range of Stated Remaining Terms (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
341 351	- 350 - 360	1 583	280,000 194,149,848	0.14 99.86	280,000 333,019	7.700 7.099	100.00 79.20	100.00 83.21	598 649	48.27 42.31
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Weighted Average Remaining Term: 357 Minimum Remaining Term: 350 Maximum Remaining Term: 358 Standard Deviation Remaining Term: 1

Stated Original Term (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
360		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Weighted Average Original Term: Minimum Original Term: 360 Maximum Original Term: 360	360
Standard Deviation Original Term: 0

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Original LTV Ratios (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		1	250,000	0.13	250,000	6.750	25.05	25.05	634	19.29
30.01	- 35.00	2	597,000	0.31	298,500	6.288	31.60	31.60	598	28.07
35.01	- 40.00	2	359,892	0.19	179,946	7.421	36.59	36.59	621	14.43
40.01	- 45.00	9	1,788,499	0.92	198,722	6.932	42.92	42.92	622	35.52
45.01	- 50.00	7	2,569,435	1.32	367,062	6.911	47.51	47.51	651	39.88
50.01	- 55.00	10	3,719,544	1.91	371,954	6.667	52.93	52.93	630	43.18
55.01	- 60.00	14	4,754,177	2.45	339,584	6.645	57.72	57.72	626	41.96
60.01	- 65.00	29	9,308,167	4.79	320,971	6.449	62.86	65.73	624	40.01
65.01	- 70.00	32	11,335,920	5.83	354,248	6.629	68.46	68.46	640	42.53
70.01	- 75.00	40	14,485,195	7.45	362,130	6.848	73.91	74.14	642	41.60
75.01	- 80.00	216	69,230,025	35.61	320,509	7.239	79.65	90.32	659	43.52
80.01	- 85.00	71	24,836,701	12.77	349,813	7.006	84.27	84.65	643	41.62
85.01	- 90.00	106	37,059,868	19.06	349,621	7.261	89.55	89.55	652	42.53
90.01	- 95.00	41	13,453,276	6.92	328,129	7.568	94.47	94.47	652	42.04
95.01	- 100.00	4	682,150	0.35	170,538	7.919	100.00	100.00	629	45.20
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Weighted Average Original LTV (%): 79.23
Minimum Original LTV (%): 25.05 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 11.79

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Number of Range of Original Combined LTV Ratios (%) Mortgage Loans			Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		1	250,000	0.13	250,000	6.750	25.05	25.05	634	19.29
30.01	- 35.00	2	597,000	0.31	298,500	6.288	31.60	31.60	598	28.07
35.01	- 40.00	2	359,892	0.19	179,946	7.421	36.59	36.59	621	14.43
40.01	- 45.00	9	1,788,499	0.92	198,722	6.932	42.92	42.92	622	35.52
45.01	- 50.00	7	2,569,435	1.32	367,062	6.911	47.51	47.51	651	39.88
50.01	- 55.00	10	3,719,544	1.91	371,954	6.667	52.93	52.93	630	43.18
55.01	- 60.00	14	4,754,177	2.45	339,584	6.645	57.72	57.72	626	41.96
60.01	- 65.00	27	7,573,167	3.90	280,488	6.488	63.18	63.18	620	37.99
65.01	- 70.00	32	11,335,920	5.83	354,248	6.629	68.46	68.46	640	42.53
70.01	- 75.00	39	14,305,195	7.36	366,800	6.836	73.91	73.91	642	41.60
75.01	- 80.00	88	32,805,673	16.87	372,792	7.151	78.29	79.11	645	42.52
80.01	- 85.00	69	24,141,548	12.42	349,878	7.003	84.26	84.26	642	41.43
85.01	- 90.00	107	37,207,067	19.14	347,730	7.262	89.52	89.55	652	42.48
90.01	- 95.00	57	18,472,983	9.50	324,087	7.332	90.52	94.58	667	42.22
95.01	- 100.00	120	34,549,749	17.77	287,915	7.366	80.46	100.00	665	45.04
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Weighted Average Original Combined LTV (%): 83.24
Minimum Original Combined LTV (%): 25.05 Maximum Original Combined LTV (%): 100.00 Standard Deviation Original Combined LTV (%): 14.57

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Gross Margins (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.500	- 3.749	1	357,600	0.19	357,600	5.600	80.00	95.00	677	46.67
3.750	- 3.999	3	1,775,181	0.96	591,727	5.954	67.66	74.11	669	48.63
4.000	- 4.249	7	2,482,022	1.35	354,575	5.773	71.35	71.35	689	37.79
4.250	- 4.499	17	5,729,995	3.11	337,059	5.978	69.35	73.27	684	40.99
4.500	- 4.749	33	11,882,200	6.44	360,067	6.120	73.68	80.90	669	42.69
4.750	- 4.999	45	18,223,087	9.88	404,957	6.343	76.63	79.95	657	43.02
5.000	- 5.249	70	24,571,892	13.32	351,027	6.601	76.08	78.56	659	41.28
5.250	- 5.499	70	24,029,181	13.03	343,274	6.946	79.69	84.72	655	42.49
5.500	- 5.749	82	27,719,273	15.03	338,040	7.201	79.25	83.55	653	41.42
5.750	- 5.999	68	21,547,067	11.68	316,869	7.457	82.93	86.72	636	42.07
6.000	- 6.249	57	17,011,558	9.22	298,448	7.860	84.42	88.44	628	43.86
6.250	- 6.499	46	12,151,002	6.59	264,152	7.903	81.40	86.72	612	43.83
6.500	- 6.749	26	8,294,328	4.50	319,013	8.021	84.53	87.78	628	44.06
6.750	- 6.999	16	4,777,350	2.59	298,584	8.549	85.92	89.23	618	43.25
7.000	- 7.249	11	2,337,432	1.27	212,494	8.950	88.27	91.25	613	35.40
7.250	- 7.499	2	760,000	0.41	380,000	8.516	80.00	82.63	672	34.80
7.500	- 7.749	2	495,716	0.27	247,858	10.690	80.00	85.81	563	50.24
8.000	- 8.249	1	284,400	0.15	284,400	8.550	90.00	90.00	622	48.17
Total:		557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Margin (%): 5.524 Minimum Margin (%): 3.600 Maximum Margin (%): 8.000 Standard Deviation Margin (%): 0.696

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Minimum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000	- 5.499	3	1,204,748	0.65	401,583	5.347	77.45	77.45	673	37.58
5.500	- 5.999	44	17,320,069	9.39	393,638	5.861	74.40	78.61	665	42.65
6.000	- 6.499	71	25,065,993	13.59	353,042	6.258	75.45	78.85	658	42.00
6.500	- 6.999	127	46,478,303	25.20	365,971	6.733	78.42	81.57	659	42.05
7.000	- 7.499	103	35,955,659	19.50	349,084	7.250	80.26	84.22	645	42.98
7.500	- 7.999	104	32,795,945	17.78	315,346	7.733	82.29	86.35	630	42.18
8.000	- 8.499	53	13,329,772	7.23	251,505	8.185	82.85	91.19	639	42.38
8.500	- 8.999	35	9,084,095	4.93	259,546	8.730	84.57	89.85	620	44.92
9.000	- 9.499	10	2,174,032	1.18	217,403	9.278	82.47	87.08	620	36.02
9.500	- 9.999	4	436,951	0.24	109,238	9.597	71.76	78.95	619	25.84
10.000 - 10.499		1	144,000	0.08	144,000	10.300	80.00	100.00	620	51.22
10.500 - 10.999		1	351,716	0.19	351,716	10.850	80.00	80.00	539	49.84
11.000 - 11.499		1	88,000	0.05	88,000	11.400	80.00	80.00	527	48.69
Total:		557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Minimum Rate (%): 7.106 Minimum Minimum Rate (%): 5.250 Maximum Minimum Rate (%): 11.400 Standard Deviation Minimum Rate (%): 0.916

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Maximum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000	- 11.499	3	1,204,748	0.65	401,583	5.347	77.45	77.45	673	37.58
11.500	- 11.999	42	16,654,071	9.03	396,526	5.830	74.05	77.87	665	43.18
12.000	- 12.499	71	25,065,993	13.59	353,042	6.258	75.45	78.85	658	42.00
12.500	- 12.999	127	46,482,203	25.20	366,002	6.728	78.37	81.58	658	41.80
13.000	- 13.499	103	35,955,659	19.50	349,084	7.250	80.26	84.22	645	42.98
13.500	- 13.999	105	33,260,045	18.03	316,762	7.715	82.33	86.54	631	42.28
14.000	- 14.499	53	13,329,772	7.23	251,505	8.185	82.85	91.19	639	42.38
14.500	- 14.999	35	9,084,095	4.93	259,546	8.730	84.57	89.85	620	44.92
15.000	- 15.499	11	2,372,030	1.29	215,639	9.184	83.10	87.32	625	36.26
15.500	- 15.999	4	436,951	0.24	109,238	9.597	71.76	78.95	619	25.84
16.000	- 16.499	1	144,000	0.08	144,000	10.300	80.00	100.00	620	51.22
16.500	- 16.999	1	351,716	0.19	351,716	10.850	80.00	80.00	539	49.84
17.000	- 17.499	1	88,000	0.05	88,000	11.400	80.00	80.00	527	48.69
Total:		557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Maximum Rate (%): 13.115
Maximum Maximum Rate (%): 11.250 Maximum Maximum Rate (%): 17.400
Standard Deviation Maximum Rate (%): 0.915

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000	557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Total:	557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Initial Cap (%): 3.000 Minimum Initial Cap (%): 3.000 Maximum Initial Cap (%): 3.000 Standard Deviation Initial Cap (%): 0.000

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Subsequent Periodic Cap (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000		557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Total:		557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Periodic Cap (%): Minimum Periodic Cap (%): 1.000 Maximum Periodic Cap (%): 1.000	1.000
Standard Deviation Periodic Cap (%): 0.000

Number of Next Rate Adjustment Dates Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
May 2007	1	280,000	0.15	280,000	7.700	100.00	100.00	598	48.27
June 2007	2	390,353	0.21	195,177	7.633	87.42	100.00	644	41.73
August 2007	1	407,000	0.22	407,000	6.500	88.48	88.48	610	46.01
September 2007	6	1,502,879	0.81	250,480	6.608	82.02	82.02	636	44.54
October 2007	63	19,298,197	10.46	306,321	6.808	80.60	81.91	634	42.12
November 2007	107	31,153,208	16.89	291,151	6.982	82.05	83.53	644	39.66
December 2007	203	72,989,659	39.58	359,555	7.157	78.31	84.78	650	43.74
January 2008	87	29,544,329	16.02	339,590	7.524	79.32	84.96	647	42.29
June 2008	1	112,250	0.06	112,250	8.775	100.00	100.00	622	43.80
October 2008	4	1,122,200	0.61	280,550	6.715	84.75	91.28	659	43.82
November 2008	3	917,526	0.50	305,842	7.732	88.09	88.09	658	43.07
December 2008	11	3,092,876	1.68	281,171	7.219	70.54	74.19	630	38.62
January 2009	2	347,200	0.19	173,600	9.007	62.84	69.01	600	36.04
October 2010	6	1,873,662	1.02	312,277	6.718	86.06	86.06	664	44.23
November 2010	17	4,925,468	2.67	289,733	6.711	77.13	77.13	656	35.81
December 2010	33	11,672,144	6.33	353,701	6.832	79.11	80.83	666	42.76
January 2011	10	4,800,331	2.60	480,033	6.945	72.59	72.59	657	46.14
Total:	557	184,429,283	100.00	331,112	7.109	79.34	83.44	647	42.35
Weighted Average Next Rate Adjustment Date: April 2008 Minimum Next Rate Adjustment Date: May 2007 Maximum Next Rate Adjustment Date: January 2011

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Arizona	9	2,594,098	1.33	288,233	7.295	79.98	84.84	615	35.84
California	239	91,703,561	47.17	383,697	6.789	77.75	82.38	659	42.78
Colorado	10	2,277,050	1.17	227,705	7.347	83.28	92.36	640	36.71
Connecticut	8	4,217,838	2.17	527,230	7.171	78.65	83.01	634	41.61
Delaware	1	184,000	0.09	184,000	7.950	80.00	100.00	577	53.01
District of Columbia	2	686,932	0.35	343,466	6.764	76.78	76.78	663	47.38
Florida	58	14,815,293	7.62	255,436	7.559	78.94	81.60	638	40.74
Georgia	12	2,564,753	1.32	213,729	8.298	86.22	93.33	625	45.32
Hawaii	6	3,462,979	1.78	577,163	6.061	79.96	79.96	688	45.46
Illinois	9	3,020,269	1.55	335,585	8.207	82.84	83.24	628	43.62
Iowa	2	232,197	0.12	116,099	9.958	83.80	96.20	612	47.88
Kentucky	1	639,162	0.33	639,162	8.800	85.00	85.00	570	44.29
Maine	3	700,717	0.36	233,572	8.868	84.45	88.47	610	45.61
Maryland	17	5,384,900	2.77	316,759	7.731	78.49	82.76	632	45.81
Massachusetts	55	17,369,956	8.93	315,817	7.268	79.90	82.18	646	40.96
Michigan	2	334,843	0.17	167,421	7.845	89.88	89.88	595	37.26
Minnesota	2	523,620	0.27	261,810	6.707	87.30	92.70	678	48.63
Missouri	1	144,900	0.07	144,900	7.350	100.00	100.00	636	33.32
Nevada	11	2,867,947	1.48	260,722	7.051	77.74	83.23	635	44.28
New Hampshire	3	670,920	0.35	223,640	8.023	85.38	90.41	622	46.72
New Jersey	19	6,575,553	3.38	346,082	7.804	82.79	83.86	645	40.71
New York	45	16,323,529	8.40	362,745	6.947	78.40	81.86	653	42.25
North Carolina	7	1,171,899	0.60	167,414	7.587	81.18	93.53	626	39.48
Ohio	2	409,194	0.21	204,597	6.980	70.34	70.34	723	44.64
Oklahoma	1	175,500	0.09	175,500	7.950	90.00	90.00	592	48.35
Oregon	1	426,988	0.22	426,988	6.750	91.83	91.83	701	42.78
Rhode Island	8	2,189,373	1.13	273,672	7.400	81.65	88.72	640	43.00
South Carolina	1	214,900	0.11	214,900	6.250	62.31	62.31	627	3.92
South Dakota	1	102,400	0.05	102,400	8.950	80.00	100.00	590	42.14
Tennessee	1	194,800	0.10	194,800	8.750	80.00	100.00	600	55.12
Texas	5	877,934	0.45	175,587	7.820	86.38	100.00	605	45.75
Utah	2	516,800	0.27	258,400	7.360	80.00	100.00	613	38.39
Vermont	1	227,000	0.12	227,000	7.650	78.28	78.28	626	26.88
Virginia	26	7,301,248	3.76	280,817	7.356	82.54	84.64	626	42.01
Washington	10	2,892,649	1.49	289,265	7.450	88.04	90.90	632	42.32
Wisconsin	3	434,146	0.22	144,715	8.094	84.68	92.29	621	40.78
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary Second Home	581 3	193,722,698 707,150	99.64 0.36	333,430 235,717	7.096 8.391	79.19 91.76	83.21 91.76	649 673	42.33 39.79
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Planned Unit Development Condominium Two-to-Four Family	431 68 34 51	143,004,716 22,763,301 9,470,294 19,191,538	73.55 11.71 4.87 9.87	331,797 334,754 278,538 376,305	7.080 6.979 7.657 7.118	79.66 77.08 82.06 77.18	83.42 80.58 89.99 81.71	650 642 643 655	42.16 43.80 42.25 41.85
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Refinance - Cashout Purchase Refinance - Rate Term	385 168 31	131,617,541 52,294,140 10,518,167	67.69 26.90 5.41	341,864 311,275 339,296	7.058 7.252 6.877	78.16 81.69 80.39	79.52 93.03 80.99	643 663 653	41.92 43.44 41.85
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation	245	73,869,202	37.99	301,507	7.107	79.66	85.11	636	43.49
Stated Documentation	335	118,951,914	61.18	355,080	7.092	78.97	81.95	657	41.65
Limited Documentation	3	1,271,666	0.65	423,889	7.626	80.92	97.25	664	45.25
Alternative Documentation	1	337,066	0.17	337,066	6.600	74.18	74.18	596	12.59
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available	1	379,964	0.20	379,964	8.750	95.00	95.00	713	0.00
0.01-30.00	67	16,921,396	8.70	252,558	6.961	72.86	75.36	640	24.09
30.01-35.00	51	14,885,469	7.66	291,872	7.300	78.59	82.12	647	32.74
35.01-40.00	98	33,218,427	17.09	338,964	7.005	79.71	81.42	653	37.74
40.01-45.00	119	41,033,533	21.10	344,820	7.147	80.72	84.28	651	42.79
45.01-50.00	165	59,627,378	30.67	361,378	7.144	80.49	85.18	653	47.29
50.01-55.00	70	23,075,931	11.87	329,656	7.043	77.73	84.59	640	51.80
55.01>=	13	5,287,751	2.72	406,750	6.870	78.11	86.21	629	55.48
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Non-zero Weighted Average DTI: 42.32 Minimum DTI: 3.92 Maximum DTI: 56.55 Standard Deviation DTI: 8.85

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
520	- 539	4	1,105,714	0.57	276,428	8.872	87.18	87.18	530	53.11
540	- 559	1	374,500	0.19	374,500	8.725	73.43	73.43	550	47.81
560	- 579	9	2,961,362	1.52	329,040	7.739	77.59	80.62	575	41.76
580	- 599	77	21,467,499	11.04	278,799	7.387	75.68	78.53	589	41.61
600	- 619	115	33,708,621	17.34	293,118	7.281	76.39	79.72	608	42.22
620	- 639	123	40,814,867	20.99	331,828	7.226	78.69	80.27	630	41.70
640	- 659	64	21,886,233	11.26	341,972	7.082	82.48	86.18	650	41.28
660	- 679	62	22,780,088	11.72	367,421	6.885	80.64	85.97	670	43.67
680	- 699	49	18,163,135	9.34	370,676	6.732	79.83	86.46	690	42.64
700	- 719	38	15,292,666	7.87	402,439	6.886	83.01	87.21	709	44.96
720	- 739	14	5,056,539	2.60	361,181	6.675	82.87	94.32	730	42.33
740	- 759	15	5,378,653	2.77	358,577	6.767	80.31	90.82	751	41.13
760	- 779	7	2,754,550	1.42	393,507	6.785	82.60	87.61	767	39.42
780	- 799	5	2,171,674	1.12	434,335	6.507	74.56	82.00	787	41.67
800	- 819	1	513,750	0.26	513,750	6.250	75.00	75.00	802	32.14
Total:		584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Non-zero Weighted Average FICO: 649 Minimum FICO: 524 Maximum FICO: 802 Standard Deviation FICO: 48

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	124	37,819,715	19.45	304,998	7.632	80.95	84.17	641	41.78
12	58	21,730,724	11.18	374,668	7.079	79.20	85.53	661	43.17
24	316	104,601,272	53.80	331,017	7.000	79.01	83.46	646	42.33
36	86	30,278,137	15.57	352,071	6.799	77.91	79.65	661	42.38
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  194,429,848

HSBC

Whole Loan Trading
584 records

HASCO 2006-OPT4

(+1) 212-525-3307

Interest Only Loans

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32
Total:	584	194,429,848	100.00	332,928	7.100	79.23	83.24	649	42.32

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $49,935,867.12

Number of Mortgage Loans: 289

Average Principal Balance: $172,788.47

Aggregate Principal Balance (Fixed Rate): $3,033,969.57

Aggregate Principal Balance (Adjustable Rate): $46,901,897.55

% Fixed Rate Mortgages: 6.08%

% Adjustable Rate Mortgages: 93.92%

% Interest Only Loans: 0.00%

Weighted Average Current Mortgage Rate: 8.958%

Non-zero Weighted Average Credit Score: 661

Weighted Average Original LTV: 85.11%

Weighted Average Original Combined LTV: 85.11%

Non-zero Weighted Average Debt Ratio: 39.54

Weighted Average Stated Remaining Term: 355

Weighted Average Stated Original Term: 358

Weighted Average Months to Roll: 22

Weighted Average Margin: 6.580%

Weighted Average Initial Rate Cap: 2.991%

Weighted Average Periodic Rate Cap: 1.000%

Weighted Average Maximum Rate: 14.902%

Weighted Average Minimum Rate: 8.898%

% Second Lien: 1.30%

% Silent & Simultaneous Seconds: 0.00%

% California Loans: 12.56%

% of Mortgage Pool by

Aggregate

Aggregate

Sample Pool

Sample Pool

Avg. Sample Pool

Weighted

Number of

Calculation Date

Calculation Date

Calculation Date

Average Gross Weighted Average

Weighted Average Weighted Average Weighted Average

Product Type Mortgage Loans Principal Balance ($) Principal Balance Principal Balance ($) Interest Rate (%) Original LTV (%) Original Combined LTV (%) FICO Score Debt Ratio
20 Year Fixed 2 424,724 0.85 212,362 8.012 65.47 65.47 649 42.18
30 Year Fixed 21 2,609,246 5.23 124,250 9.981 77.90 77.90 652 36.62
2/13 ARM 2 242,429 0.49 121,215 9.465 93.91 93.91 712 43.81
2/28 ARM 239 42,233,422 84.58 176,709 8.950 86.02 86.02 662 39.38
3/27 ARM 14 1,905,883 3.82 136,134 9.208 86.36 86.36 677 41.51
5/25 ARM 8 1,426,898 2.86 178,362 8.157 82.65 82.65 688 44.00
30/40 Year ARM 2/28 (Balloon) 3 1,093,266 2.19 364,422 7.695 73.72 73.72 595 41.08
Total: 289 49,935,867 100.00 172,788 8.958 85.11 85.11 661 39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Gross Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.500	- 6.999	5	1,448,027	2.90	289,605	6.950	73.01	73.01	649	39.82
7.000	- 7.499	11	3,332,319	6.67	302,938	7.270	75.59	75.59	680	37.93
7.500	- 7.999	23	7,499,179	15.02	326,051	7.775	81.09	81.09	660	35.20
8.000	- 8.499	19	5,089,088	10.19	267,847	8.136	84.84	84.84	669	42.33
8.500	- 8.999	36	6,673,312	13.36	185,370	8.761	87.89	87.89	681	38.73
9.000	- 9.499	47	8,578,619	17.18	182,524	9.246	87.28	87.28	659	40.27
9.500	- 9.999	71	10,176,669	20.38	143,333	9.706	89.69	89.69	659	41.63
10.000 - 10.499		23	2,976,667	5.96	129,420	10.174	87.32	87.32	634	41.06
10.500 - 10.999		24	1,929,800	3.86	80,408	10.685	79.66	79.66	649	42.14
11.000 - 11.499		13	961,832	1.93	73,987	11.227	88.37	88.37	642	35.90
11.500 - 11.999		11	835,358	1.67	75,942	11.607	85.94	85.94	629	33.20
12.000 - 12.499		4	307,060	0.61	76,765	12.189	79.33	79.33	607	39.14
12.500 - 12.999		2	127,938	0.26	63,969	12.770	74.43	74.43	664	38.34
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Weighted Average Current Rate (%): 8.958
Minimum Current Rate (%): 6.750 Maximum Current Rate (%): 12.890 Standard Deviation Current Rate (%): 1.184

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Sample Pool Calculation Date Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00		4	188,864	0.38	47,216	10.999	79.72	79.72	646	39.22
50,000.01 - 100,000.00		88	6,136,572	12.29	69,734	10.186	85.37	85.37	652	36.82
100,000.01 - 150,000.00		71	8,870,674	17.76	124,939	9.426	89.70	89.70	667	40.43
150,000.01 - 200,000.00		49	8,323,723	16.67	169,872	9.332	84.43	84.43	658	41.31
200,000.01 - 250,000.00		20	4,566,841	9.15	228,342	8.771	85.98	85.98	663	39.82
250,000.01 - 300,000.00		17	4,612,655	9.24	271,333	8.609	81.22	81.22	662	42.27
300,000.01 - 350,000.00		12	3,800,090	7.61	316,674	8.267	85.99	85.99	673	43.60
350,000.01 - 400,000.00		9	3,339,633	6.69	371,070	8.247	87.09	87.09	649	39.10
400,000.01 - 450,000.00		5	2,131,249	4.27	426,250	8.071	83.96	83.96	691	37.76
450,000.01 - 500,000.00		4	1,931,398	3.87	482,850	8.560	86.38	86.38	667	40.21
500,000.01 - 550,000.00		2	1,045,932	2.09	522,966	7.492	84.97	84.97	681	37.68
550,000.01 - 600,000.00		3	1,702,973	3.41	567,658	8.691	82.00	82.00	642	43.74
600,000.01 - 650,000.00		3	1,912,505	3.83	637,502	8.058	73.18	73.18	643	28.01
650,000.01 - 700,000.00		2	1,372,759	2.75	686,379	7.975	82.50	82.50	652	23.69
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Average Current Balance ($):	172,788.47
Minimum Current Balance ($):	38,969.60
Maximum Current Balance ($):	687,074.36
Standard Deviation Current Balance ($): 126,896.60

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Original Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00		4	188,864	0.38	47,216	10.999	79.72	79.72	646	39.22
50,000.01 - 100,000.00		88	6,136,572	12.29	69,734	10.186	85.37	85.37	652	36.82
100,000.01 - 150,000.00		71	8,870,674	17.76	124,939	9.426	89.70	89.70	667	40.43
150,000.01 - 200,000.00		49	8,323,723	16.67	169,872	9.332	84.43	84.43	658	41.31
200,000.01 - 250,000.00		19	4,317,033	8.65	227,212	8.825	85.74	85.74	662	40.60
250,000.01 - 300,000.00		17	4,562,677	9.14	268,393	8.607	81.13	81.13	661	41.03
300,000.01 - 350,000.00		13	4,099,875	8.21	315,375	8.248	86.28	86.28	675	43.90
350,000.01 - 400,000.00		8	2,940,593	5.89	367,574	8.328	86.70	86.70	655	40.12
400,000.01 - 450,000.00		6	2,530,289	5.07	421,715	8.005	84.91	84.91	677	36.79
450,000.01 - 500,000.00		4	1,931,398	3.87	482,850	8.560	86.38	86.38	667	40.21
500,000.01 - 550,000.00		2	1,045,932	2.09	522,966	7.492	84.97	84.97	681	37.68
550,000.01 - 600,000.00		3	1,702,973	3.41	567,658	8.691	82.00	82.00	642	43.74
600,000.01 - 650,000.00		3	1,912,505	3.83	637,502	8.058	73.18	73.18	643	28.01
650,000.01 - 700,000.00		2	1,372,759	2.75	686,379	7.975	82.50	82.50	652	23.69
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Average Orig Balance ($):	173,116.18
Minimum Orig Balance ($):	39,000.00
Maximum Orig Balance ($):	688,500.00
Standard Deviation Orig Balance ($): 127,219.15

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	263	45,767,634	91.65	174,021	8.937	85.70	85.70	665	39.31
AA	15	1,860,087	3.72	124,006	9.362	80.21	80.21	630	42.61
A	8	1,385,706	2.77	173,213	9.475	78.00	78.00	604	45.62
B	3	922,440	1.85	307,480	8.410	75.94	75.94	622	35.01
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Stated Remaining Terms (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171 231 351	- 180 - 240 - 360	2 2 285	242,429 424,724 49,268,714	0.49 0.85 98.66	121,215 212,362 172,873	9.465 8.012 8.964	93.91 65.47 85.23	93.91 65.47 85.23	712 649 661	43.81 42.18 39.49
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Weighted Average Remaining Term: 355 Minimum Remaining Term: 177 Maximum Remaining Term: 358 Standard Deviation Remaining Term: 18

Stated Original Term (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180 240 360		2 2 285	242,429 424,724 49,268,714	0.49 0.85 98.66	121,215 212,362 172,873	9.465 8.012 8.964	93.91 65.47 85.23	93.91 65.47 85.23	712 649 661	43.81 42.18 39.49
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Weighted Average Original Term: Minimum Original Term: 180 Maximum Original Term: 360 Standard Deviation Original Term:	358 18

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Original LTV Ratios (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		1	168,861	0.34	168,861	6.990	29.57	29.57	594	40.59
35.01	- 40.00	2	247,261	0.50	123,630	9.859	37.04	37.04	563	48.85
40.01	- 45.00	3	759,521	1.52	253,174	7.970	40.47	40.47	571	19.91
45.01	- 50.00	2	146,819	0.29	73,409	9.296	47.95	47.95	609	41.44
50.01	- 55.00	1	286,534	0.57	286,534	7.100	52.66	52.66	704	10.84
55.01	- 60.00	1	297,745	0.60	297,745	7.250	57.14	57.14	671	42.85
60.01	- 65.00	9	1,551,092	3.11	172,344	8.701	64.31	64.31	614	34.35
65.01	- 70.00	7	1,344,325	2.69	192,046	7.886	67.99	67.99	622	39.16
70.01	- 75.00	15	2,756,933	5.52	183,796	9.108	74.57	74.57	613	38.63
75.01	- 80.00	25	5,138,559	10.29	205,542	8.532	79.83	79.83	641	38.99
80.01	- 85.00	39	6,991,654	14.00	179,273	9.103	84.78	84.78	650	35.42
85.01	- 90.00	124	22,231,470	44.52	179,286	8.888	89.90	89.90	682	41.08
90.01	- 95.00	51	6,164,165	12.34	120,866	9.695	94.89	94.89	666	41.99
95.01	- 100.00	9	1,850,929	3.71	205,659	9.750	98.64	98.64	680	46.81
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Weighted Average Original LTV (%): 85.11
Minimum Original LTV (%): 29.57 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 11.14

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Number of Range of Original Combined LTV Ratios (%) Mortgage Loans			Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
<= 30.00		1	168,861	0.34	168,861	6.990	29.57	29.57	594	40.59
35.01	- 40.00	2	247,261	0.50	123,630	9.859	37.04	37.04	563	48.85
40.01	- 45.00	3	759,521	1.52	253,174	7.970	40.47	40.47	571	19.91
45.01	- 50.00	2	146,819	0.29	73,409	9.296	47.95	47.95	609	41.44
50.01	- 55.00	1	286,534	0.57	286,534	7.100	52.66	52.66	704	10.84
55.01	- 60.00	1	297,745	0.60	297,745	7.250	57.14	57.14	671	42.85
60.01	- 65.00	9	1,551,092	3.11	172,344	8.701	64.31	64.31	614	34.35
65.01	- 70.00	7	1,344,325	2.69	192,046	7.886	67.99	67.99	622	39.16
70.01	- 75.00	15	2,756,933	5.52	183,796	9.108	74.57	74.57	613	38.63
75.01	- 80.00	25	5,138,559	10.29	205,542	8.532	79.83	79.83	641	38.99
80.01	- 85.00	39	6,991,654	14.00	179,273	9.103	84.78	84.78	650	35.42
85.01	- 90.00	124	22,231,470	44.52	179,286	8.888	89.90	89.90	682	41.08
90.01	- 95.00	51	6,164,165	12.34	120,866	9.695	94.89	94.89	666	41.99
95.01	- 100.00	9	1,850,929	3.71	205,659	9.750	98.64	98.64	680	46.81
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Weighted Average Original Combined LTV (%): 85.11
Minimum Original Combined LTV (%): 29.57 Maximum Original Combined LTV (%): 100.00 Standard Deviation Original Combined LTV (%): 11.14

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Gross Margins (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
4.500	- 4.749	2	535,477	1.14	267,739	7.007	62.36	62.36	700	27.78
4.750	- 4.999	1	526,250	1.12	526,250	6.990	80.00	80.00	649	37.95
5.000	- 5.249	4	1,046,273	2.23	261,568	7.715	82.79	82.79	643	31.73
5.250	- 5.499	8	2,560,291	5.46	320,036	7.330	80.68	80.68	680	42.56
5.500	- 5.749	8	1,891,271	4.03	236,409	7.944	86.05	86.05	723	38.29
5.750	- 5.999	14	4,540,006	9.68	324,286	8.030	85.64	85.64	684	36.60
6.000	- 6.249	25	4,685,829	9.99	187,433	8.213	78.35	78.35	652	38.48
6.250	- 6.499	17	4,419,022	9.42	259,942	8.382	85.33	85.33	673	40.57
6.500	- 6.749	26	4,365,646	9.31	167,909	9.055	88.61	88.61	675	42.18
6.750	- 6.999	41	6,216,253	13.25	151,616	9.295	87.63	87.63	659	39.63
7.000	- 7.249	37	5,433,231	11.58	146,844	9.669	89.11	89.11	651	40.98
7.250	- 7.499	37	5,484,962	11.69	148,242	9.719	88.11	88.11	640	41.37
7.500	- 7.749	23	2,340,702	4.99	101,770	10.235	88.74	88.74	632	41.19
7.750	- 7.999	16	1,690,132	3.60	105,633	10.468	88.94	88.94	640	37.22
8.000	- 8.249	5	1,047,592	2.23	209,518	10.075	88.02	88.02	653	41.52
9.250	- 9.499	2	118,959	0.25	59,480	10.500	42.27	42.27	644	27.86
Total:		266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Margin (%): 6.580 Minimum Margin (%): 4.600 Maximum Margin (%): 9.250 Standard Deviation Margin (%): 0.744

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Minimum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
6.500	- 6.999	6	1,674,069	3.57	279,012	7.251	74.62	74.62	640	41.99
7.000	- 7.499	10	3,034,574	6.47	303,457	7.272	77.40	77.40	681	37.45
7.500	- 7.999	22	7,441,514	15.87	338,251	7.775	81.41	81.41	660	35.12
8.000	- 8.499	19	5,089,088	10.85	267,847	8.136	84.84	84.84	669	42.33
8.500	- 8.999	33	6,180,715	13.18	187,294	8.763	88.63	88.63	683	39.10
9.000	- 9.499	41	7,593,620	16.19	185,210	9.236	88.00	88.00	663	40.79
9.500	- 9.999	67	9,639,781	20.55	143,877	9.705	89.67	89.67	659	41.57
10.000 - 10.499		23	2,976,667	6.35	129,420	10.174	87.32	87.32	634	41.06
10.500 - 10.999		22	1,690,087	3.60	76,822	10.703	84.63	84.63	660	41.81
11.000 - 11.499		11	751,958	1.60	68,360	11.245	89.48	89.48	632	33.02
11.500 - 11.999		10	675,408	1.44	67,541	11.608	87.35	87.35	609	34.81
12.000 - 12.499		2	154,417	0.33	77,208	12.300	75.00	75.00	517	41.66
Total:		266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Minimum Rate (%): 8.898
Minimum Minimum Rate (%): 6.750 Maximum Minimum Rate (%): 12.350 Standard Deviation Minimum Rate (%): 1.151

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Maximum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
12.500	- 12.999	5	1,448,027	3.09	289,605	6.950	73.01	73.01	649	39.82
13.000	- 13.499	9	2,954,948	6.30	328,328	7.272	77.33	77.33	683	38.33
13.500	- 13.999	25	7,756,784	16.54	310,271	7.816	81.88	81.88	661	35.27
14.000	- 14.499	18	4,960,316	10.58	275,573	8.133	84.58	84.58	670	42.15
14.500	- 14.999	33	6,180,715	13.18	187,294	8.763	88.63	88.63	683	39.10
15.000	- 15.499	42	7,819,662	16.67	186,182	9.234	87.91	87.91	660	41.22
15.500	- 15.999	67	9,639,781	20.55	143,877	9.705	89.67	89.67	659	41.57
16.000	- 16.499	23	2,976,667	6.35	129,420	10.174	87.32	87.32	634	41.06
16.500	- 16.999	21	1,583,214	3.38	75,391	10.714	83.59	83.59	655	41.14
17.000	- 17.499	11	751,958	1.60	68,360	11.245	89.48	89.48	632	33.02
17.500	- 17.999	10	675,408	1.44	67,541	11.608	87.35	87.35	609	34.81
18.000	- 18.499	2	154,417	0.33	77,208	12.300	75.00	75.00	517	41.66
Total:		266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Maximum Rate (%): 14.902
Maximum Maximum Rate (%): 12.750 Maximum Maximum Rate (%): 18.350	1.143
Standard Deviation Maximum Rate (%):

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2.000 3.000	1 265	426,213 46,475,684	0.91 99.09	426,213 175,380	9.500 8.904	90.00 85.64	90.00 85.64	727 661	37.70 39.69
Total:	266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Initial Cap (%): 2.991 Minimum Initial Cap (%): 2.000 Maximum Initial Cap (%): 3.000 Standard Deviation Initial Cap (%): 0.061

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Subsequent Periodic Cap (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000		266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Total:		266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Periodic Cap (%): Minimum Periodic Cap (%): 1.000 Maximum Periodic Cap (%): 1.000	1.000
Standard Deviation Periodic Cap (%): 0.000

Number of Next Rate Adjustment Dates Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
September 2007	3	1,406,330	3.00	468,777	8.351	85.05	85.05	675	38.70
October 2007	14	2,758,281	5.88	197,020	8.248	87.78	87.78	652	39.65
November 2007	44	10,488,534	22.36	238,376	8.455	85.47	85.47	676	39.14
December 2007	135	21,005,292	44.79	155,595	9.170	87.62	87.62	658	39.51
January 2008	48	7,910,680	16.87	164,806	9.217	80.60	80.60	646	39.75
October 2008	3	629,498	1.34	209,833	8.435	90.00	90.00	656	43.99
November 2008	1	161,217	0.34	161,217	10.100	95.00	95.00	660	44.89
December 2008	6	696,561	1.49	116,093	9.220	82.65	82.65	683	42.32
January 2009	4	418,608	0.89	104,652	10.009	83.75	83.75	704	35.14
October 2010	2	606,815	1.29	303,408	7.533	83.24	83.24	728	40.68
November 2010	1	145,166	0.31	145,166	6.750	80.00	80.00	674	41.40
December 2010	3	299,842	0.64	99,947	9.567	77.78	77.78	675	41.02
January 2011	2	375,075	0.80	187,537	8.583	86.60	86.60	638	52.75
Total:	266	46,901,898	100.00	176,323	8.910	85.68	85.68	662	39.68
Weighted Average Next Rate Adjustment Date: January 2008 Minimum Next Rate Adjustment Date: September 2007 Maximum Next Rate Adjustment Date: January 2011

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Alabama	1	50,235	0.10	50,235	8.990	90.00	90.00	632	24.35
Arizona	1	86,299	0.17	86,299	8.700	90.00	90.00	729	39.33
Arkansas	1	74,944	0.15	74,944	10.200	95.00	95.00	593	53.26
California	20	6,269,762	12.56	313,488	8.160	85.05	85.05	673	38.21
Colorado	2	220,585	0.44	110,292	9.507	93.27	93.27	665	32.49
Connecticut	9	1,592,995	3.19	176,999	9.262	88.34	88.34	644	39.07
Florida	48	9,187,374	18.40	191,404	9.052	87.21	87.21	662	39.97
Georgia	15	2,128,631	4.26	141,909	9.194	89.99	89.99	652	45.94
Hawaii	2	512,164	1.03	256,082	9.066	90.00	90.00	680	46.55
Illinois	14	2,402,130	4.81	171,581	9.310	87.51	87.51	669	37.93
Indiana	3	219,618	0.44	73,206	9.998	88.12	88.12	657	38.51
Iowa	3	256,160	0.51	85,387	10.061	93.33	93.33	760	36.90
Kansas	1	55,982	0.11	55,982	11.400	80.00	80.00	665	23.08
Kentucky	2	116,628	0.23	58,314	10.265	87.85	87.85	687	30.47
Louisiana	1	156,742	0.31	156,742	10.400	100.00	100.00	702	42.59
Maine	2	325,050	0.65	162,525	9.419	73.43	73.43	568	44.32
Maryland	11	1,619,770	3.24	147,252	9.142	81.60	81.60	662	39.65
Massachusetts	13	3,284,804	6.58	252,677	8.824	78.08	78.08	661	36.81
Michigan	14	1,084,244	2.17	77,446	10.483	88.78	88.78	653	43.10
Minnesota	2	332,168	0.67	166,084	9.483	86.51	86.51	600	49.78
Mississippi	1	52,169	0.10	52,169	11.900	90.00	90.00	637	6.30
Missouri	5	377,302	0.76	75,460	9.627	86.07	86.07	642	43.70
Montana	1	311,994	0.62	311,994	9.090	88.78	88.78	624	55.78
New Hampshire	2	675,830	1.35	337,915	8.341	86.39	86.39	664	44.12
New Jersey	11	2,542,629	5.09	231,148	8.972	81.18	81.18	666	39.69
New York	16	4,367,541	8.75	272,971	8.552	83.90	83.90	653	37.81
North Carolina	15	1,448,770	2.90	96,585	9.761	90.25	90.25	676	38.00
Ohio	8	700,920	1.40	87,615	9.809	84.29	84.29	644	40.85
Oklahoma	3	275,204	0.55	91,735	9.904	84.88	84.88	671	38.54
Oregon	2	251,525	0.50	125,762	8.392	90.00	90.00	685	37.23
Pennsylvania	9	1,000,526	2.00	111,170	9.221	83.02	83.02	651	41.15
Rhode Island	5	1,346,848	2.70	269,370	8.637	78.93	78.93	643	40.56
South Carolina	5	1,003,976	2.01	200,795	8.638	89.09	89.09	684	38.38
Texas	21	2,154,473	4.31	102,594	9.138	87.13	87.13	653	39.44
Vermont	2	329,275	0.66	164,638	9.748	81.61	81.61	683	42.21
Virginia	16	2,738,110	5.48	171,132	8.543	79.23	79.23	655	36.84
Washington	2	382,491	0.77	191,245	8.963	87.00	87.00	728	44.24
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Investment	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Planned Unit Development Condominium Two-to-Four Family	174 19 25 71	24,977,772 3,204,470 5,483,146 16,270,480	50.02 6.42 10.98 32.58	143,550 168,656 219,326 229,162	9.091 8.868 8.816 8.819	86.73 88.08 86.33 81.61	86.73 88.08 86.33 81.61	665 672 662 653	40.60 40.28 41.16 37.25
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase Refinance - Cashout Refinance - Rate Term	152 120 17	25,226,470 21,526,755 3,182,642	50.52 43.11 6.37	165,964 179,390 187,214	9.068 8.808 9.105	90.10 79.99 80.13	90.10 79.99 80.13	678 642 658	41.23 39.15 29.04
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation Stated Documentation Limited Documentation	99 187 3	14,637,830 34,734,859 563,178	29.31 69.56 1.13	147,857 185,748 187,726	9.072 8.903 9.373	88.58 83.61 86.84	88.58 83.61 86.84	651 666 615	42.43 38.34 36.46
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

Debt-to-Income Ratio		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available		1	623,796	1.25	623,796	8.950	90.00	90.00	670	0.00
0.01-30.00		52	7,753,638	15.53	149,108	9.043	78.96	78.96	649	21.74
30.01-35.00		36	6,351,837	12.72	176,440	8.944	85.03	85.03	659	32.49
35.01-40.00		49	10,051,186	20.13	205,126	8.566	86.41	86.41	680	37.33
40.01-45.00		51	7,811,293	15.64	153,163	9.173	84.90	84.90	664	42.71
45.01-50.00		61	10,091,529	20.21	165,435	9.101	86.38	86.38	660	47.42
50.01-55.00		28	5,497,783	11.01	196,349	8.906	87.29	87.29	651	52.58
55.01>=		11	1,754,805	3.51	159,528	9.272	90.04	90.04	635	55.91
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Non-zero Weighted Average DTI:	39.54
Minimum DTI: 1.73 Maximum DTI: 57.65 Standard Deviation DTI: 10.81

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500	- 519	2	181,587	0.36	90,793	11.765	79.30	79.30	510	46.23
520	- 539	4	732,521	1.47	183,130	9.122	64.78	64.78	532	35.96
540	- 559	6	1,420,778	2.85	236,796	8.843	57.40	57.40	553	29.77
560	- 579	4	648,201	1.30	162,050	10.226	71.78	71.78	573	41.37
580	- 599	16	3,231,451	6.47	201,966	8.758	76.08	76.08	593	41.65
600	- 619	27	3,636,011	7.28	134,667	9.480	84.31	84.31	610	41.20
620	- 639	45	6,944,896	13.91	154,331	8.982	86.89	86.89	630	41.37
640	- 659	47	7,554,136	15.13	160,726	9.201	87.21	87.21	649	40.06
660	- 679	42	7,839,658	15.70	186,659	8.855	85.99	85.99	668	36.82
680	- 699	25	4,130,731	8.27	165,229	8.835	87.61	87.61	688	40.02
700	- 719	30	5,951,125	11.92	198,371	8.656	88.59	88.59	707	38.75
720	- 739	18	3,878,012	7.77	215,445	8.691	88.01	88.01	728	40.17
740	- 759	14	2,609,326	5.23	186,380	8.693	90.07	90.07	750	38.46
760	- 779	7	951,765	1.91	135,966	9.250	89.71	89.71	764	46.91
780	- 799	2	225,669	0.45	112,835	9.029	90.00	90.00	783	40.14
Total:		289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54
Non-zero Weighted Average FICO: 661 Minimum FICO: 507 Maximum FICO: 784 Standard Deviation FICO: 53

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	93	16,659,783	33.36	179,137	9.177	86.51	86.51	679	40.31
12	21	5,722,424	11.46	272,496	8.546	84.56	84.56	659	37.84
24	146	23,419,854	46.90	160,410	8.890	84.46	84.46	647	38.95
30	1	152,814	0.31	152,814	9.300	85.00	85.00	686	43.92
36	28	3,980,992	7.97	142,178	9.022	83.82	83.82	672	42.10
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance:  49,935,867

HSBC

Whole Loan Trading
289 records

HASCO 2006-OPT4

(+1) 212-525-3307

Investment Properties

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien 2nd Lien	282 7	49,285,463 650,404	98.70 1.30	174,771 92,915	8.921 11.801	85.16 81.20	85.16 81.20	661 689	39.56 37.54
Total:	289	49,935,867	100.00	172,788	8.958	85.11	85.11	661	39.54

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $65,913,050.50

Number of Mortgage Loans: 285

Average Principal Balance: $231,273.86

Aggregate Principal Balance (Fixed Rate): $10,719,221.74

Aggregate Principal Balance (Adjustable Rate): $55,193,828.76%

Fixed Rate Mortgages: 16.26%

$ Adjustable Rate Mortgages: 83.74%

% Interest Only Loans: 40.68%

Weighted Average Current Mortgage Rate: 7.142%

Non-zero Weighted Average Credit Score: 636

Weighted Average Original LTV: 80.18%

Weighted Average Original Combined LTV: 81.96%

Non-zero Weighted Average Debt Ratio: 41.63

Weighted Average Stated Remaining Term: 352

Weighted Average Stated Original Term: 358

Weighted Average Months to Roll: 22

Weighted Average Margin: 5.549%

Weighted Average Initial Rate Cap: 2.934%

Weighted Average Periodic Rate Cap: 1.000%

Weighted Average Maximum Rate: 13.167%

Weighted Average Minimum Rate: 7.134%

% Second Lien: 1.45%

% Silent & Simultaneous Seconds: 9.38%

% California Loans: 36.29%

Balance: 65,913,050 285 records

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Whole Loan Trading (+1) 212-525-3307

Product Type		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
15 Year Fixed		3	637,301	0.97	212,434	6.642	71.71	71.71	662	48.41
20 Year Fixed		3	292,865	0.44	97,622	6.823	53.15	53.15	610	40.04
30 Year Fixed		53	7,469,475	11.33	140,933	7.384	75.72	76.97	649	39.38
30 Year Fixed 5 Year Interest Only		5	1,824,850	2.77	364,970	6.555	79.55	79.55	661	45.95
30/40 Year Fixed (Balloon)		2	494,731	0.75	247,366	5.969	60.06	64.29	685	45.79
ARM 30 Year		1	272,872	0.41	272,872	6.300	80.00	80.00	630	41.13
2/28 ARM		111	23,543,417	35.72	212,103	7.549	81.21	83.33	620	41.35
2/28 ARM	5 Year Interest Only	73	21,878,430	33.19	299,705	6.815	81.21	82.59	633	42.43
3/27 ARM		7	1,198,835	1.82	171,262	7.893	84.52	86.39	648	42.58
3/27 ARM	5 Year Interest Only	5	1,234,450	1.87	246,890	6.902	86.13	92.07	656	43.82
5/25 ARM		9	2,935,508	4.45	326,168	6.561	76.23	77.92	686	39.46
5/25 ARM	5 Year Interest Only	6	1,873,662	2.84	312,277	6.718	86.06	86.06	664	44.23
15/15 ARM		1	16,741	0.03	16,741	11.250	100.00	100.00	596	32.97
30/40 Year ARM 2/28 (Balloon)		6	2,239,914	3.40	373,319	7.084	79.67	84.61	656	36.91
Total:		285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Gross Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000	- 5.499	4	1,554,928	2.36	388,732	5.341	82.29	82.29	688	39.77
5.500	- 5.999	25	9,481,229	14.38	379,249	5.841	71.41	73.25	660	40.21
6.000	- 6.499	33	8,361,692	12.69	253,385	6.284	74.38	76.47	647	40.53
6.500	- 6.999	52	15,205,151	23.07	292,407	6.710	80.58	83.27	648	44.27
7.000	- 7.499	37	7,957,527	12.07	215,068	7.255	80.90	83.60	640	41.29
7.500	- 7.999	45	10,530,684	15.98	234,015	7.690	85.42	87.11	619	40.82
8.000	- 8.499	22	5,307,566	8.05	241,253	8.184	82.39	82.39	603	42.31
8.500	- 8.999	23	2,881,267	4.37	125,272	8.695	91.92	92.62	625	41.20
9.000	- 9.499	12	1,757,672	2.67	146,473	9.254	80.53	80.53	579	41.92
9.500	- 9.999	10	1,727,223	2.62	172,722	9.579	88.55	88.55	614	39.09
10.000 - 10.499		5	443,930	0.67	88,786	10.205	84.80	84.80	563	36.73
10.500 - 10.999		5	298,600	0.45	59,720	10.627	66.80	66.80	594	37.47
11.000 - 11.499		4	174,073	0.26	43,518	11.187	85.59	85.59	541	44.53
11.500 - 11.999		3	70,729	0.11	23,576	11.613	100.00	100.00	581	46.91
12.000 - 12.499		4	113,817	0.17	28,454	12.044	86.55	86.55	567	42.78
13.500 - 13.999		1	46,962	0.07	46,962	13.600	77.52	77.52	519	47.33
Total:		285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63
Weighted Average Current Rate (%): 7.142
Minimum Current Rate (%): 5.100 Maximum Current Rate (%): 13.600 Standard Deviation Current Rate (%): 1.466

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Sample Pool Number of Calculation Date Principal Balances ($) Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	18	502,153	0.76	27,897	10.905	94.85	94.85	602	44.38
50,000.01 - 100,000.00	39	3,036,096	4.61	77,849	8.656	77.41	79.21	621	36.40
100,000.01 - 150,000.00	49	6,127,826	9.30	125,058	7.741	78.09	82.57	631	39.13
150,000.01 - 200,000.00	36	6,266,863	9.51	174,080	7.422	76.25	77.94	624	38.55
200,000.01 - 250,000.00	28	6,490,787	9.85	231,814	7.193	80.25	83.01	652	42.33
250,000.01 - 300,000.00	24	6,566,744	9.96	273,614	6.974	81.90	83.58	634	41.08
300,000.01 - 350,000.00	30	9,632,750	14.61	321,092	6.724	80.27	80.27	645	43.10
350,000.01 - 400,000.00	27	10,103,704	15.33	374,211	7.005	83.65	86.43	652	42.87
400,000.01 - 450,000.00	17	7,075,492	10.73	416,205	6.997	82.27	82.27	626	44.51
450,000.01 - 500,000.00	4	1,887,481	2.86	471,870	6.880	79.49	88.14	607	44.09
500,000.01 - 550,000.00	4	2,089,465	3.17	522,366	6.466	73.68	73.68	661	30.14
550,000.01 - 600,000.00	2	1,161,723	1.76	580,861	6.122	66.03	66.03	686	40.13
600,000.01 - 650,000.00	1	629,354	0.95	629,354	6.950	80.00	80.00	512	55.16
650,000.01 - 700,000.00	3	2,044,689	3.10	681,563	7.865	88.07	88.07	625	40.43
750,000.01 - 800,000.00	3	2,297,924	3.49	765,975	5.848	76.54	76.54	623	52.40
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63
Average Current Balance ($): 231,273.86 Minimum Current Balance ($): 16,171.45 Maximum Current Balance ($): 775,850.16 Standard Deviation Current Balance ($): 148,283.62

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	18	502,153	0.76	27,897	10.905	94.85	94.85	602	44.38
50,000.01 - 100,000.00	39	3,036,096	4.61	77,849	8.656	77.41	79.21	621	36.40
100,000.01 - 150,000.00	47	5,828,281	8.84	124,006	7.767	78.48	83.20	630	38.64
150,000.01 - 200,000.00	38	6,566,408	9.96	172,800	7.413	75.98	77.60	625	39.00
200,000.01 - 250,000.00	27	6,240,980	9.47	231,147	7.167	79.86	82.73	651	42.99
250,000.01 - 300,000.00	25	6,816,551	10.34	272,662	7.006	82.20	83.82	636	40.54
300,000.01 - 350,000.00	30	9,632,750	14.61	321,092	6.724	80.27	80.27	645	43.10
350,000.01 - 400,000.00	25	9,305,596	14.12	372,224	6.946	83.10	86.12	652	43.71
400,000.01 - 450,000.00	19	7,873,600	11.95	414,400	7.068	83.05	83.05	629	43.35
450,000.01 - 500,000.00	4	1,887,481	2.86	471,870	6.880	79.49	88.14	607	44.09
500,000.01 - 550,000.00	4	2,089,465	3.17	522,366	6.466	73.68	73.68	661	30.14
550,000.01 - 600,000.00	2	1,161,723	1.76	580,861	6.122	66.03	66.03	686	40.13
600,000.01 - 650,000.00	1	629,354	0.95	629,354	6.950	80.00	80.00	512	55.16
650,000.01 - 700,000.00	3	2,044,689	3.10	681,563	7.865	88.07	88.07	625	40.43
750,000.01 - 800,000.00	3	2,297,924	3.49	765,975	5.848	76.54	76.54	623	52.40
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63
Average Orig Balance ($): 231,911.57 Minimum Orig Balance ($): 16,200.00 Maximum Orig Balance ($): 780,000.00 Standard Deviation Orig Balance ($): 148,668.27

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	231	52,510,152	79.67	227,317	6.994	80.64	82.77	652	41.10
AA	34	7,522,776	11.41	221,258	7.826	80.56	81.23	580	43.71
A	12	4,236,432	6.43	353,036	7.218	75.99	75.99	563	46.75
B	5	1,299,796	1.97	259,959	8.149	80.72	80.72	607	36.74
C	3	343,895	0.52	114,632	9.944	52.48	52.48	516	31.64
Total:	285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Stated Remaining Terms (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
171	- 180	3	637,301	0.97	212,434	6.642	71.71	71.71	662	48.41
231	- 240	3	292,865	0.44	97,622	6.823	53.15	53.15	610	40.04
341	- 350	6	789,991	1.20	131,665	8.447	100.00	100.00	612	42.61
351	- 360	273	64,192,894	97.39	235,139	7.132	80.15	81.97	636	41.56
Total:		285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63
Weighted Average Remaining Term: 352 Minimum Remaining Term: 172 Maximum Remaining Term: 355 Standard Deviation Remaining Term: 22

Stated Original Term (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
180 240 360		3 3 279	637,301 292,865 64,982,885	0.97 0.44 98.59	212,434 97,622 232,914	6.642 6.823 7.148	71.71 53.15 80.39	71.71 53.15 82.19	662 610 636	48.41 40.04 41.57
Total:		285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63
Weighted Average Original Term: Minimum Original Term: 180 Maximum Original Term: 360	358
Standard Deviation Original Term: 22

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Original LTV Ratios (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
30.01	- 35.00	1	178,621	0.27	178,621	9.200	33.46	33.46	519	31.00
35.01	- 40.00	5	921,415	1.40	184,283	6.556	37.76	37.76	659	32.24
40.01	- 45.00	5	803,959	1.22	160,792	6.726	43.69	43.69	628	35.88
45.01	- 50.00	4	871,414	1.32	217,853	7.029	46.65	46.65	602	48.23
50.01	- 55.00	8	2,002,918	3.04	250,365	6.308	53.59	53.59	640	37.94
55.01	- 60.00	6	857,002	1.30	142,834	7.161	57.17	57.17	621	49.98
60.01	- 65.00	17	4,178,246	6.34	245,779	6.346	63.62	63.62	642	36.20
65.01	- 70.00	18	5,022,328	7.62	279,018	6.728	69.21	69.21	605	39.63
70.01	- 75.00	13	3,299,412	5.01	253,801	7.112	73.92	73.92	612	45.06
75.01	- 80.00	72	15,646,449	23.74	217,312	7.201	79.72	86.75	632	40.54
80.01	- 85.00	30	7,577,550	11.50	252,585	6.851	84.08	85.00	645	40.80
85.01	- 90.00	48	14,310,584	21.71	298,137	7.336	89.82	89.82	656	43.74
90.01	- 95.00	22	7,468,747	11.33	339,489	7.348	94.77	94.77	637	44.15
95.01	- 100.00	36	2,774,407	4.21	77,067	8.845	100.00	100.00	628	42.24
Total:		285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63
Weighted Average Original LTV (%): 80.18
Minimum Original LTV (%): 33.46 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 14.87

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Number of Range of Original Combined LTV Ratios (%) Mortgage Loans			Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
30.01	- 35.00	1	178,621	0.27	178,621	9.200	33.46	33.46	519	31.00
35.01	- 40.00	5	921,415	1.40	184,283	6.556	37.76	37.76	659	32.24
40.01	- 45.00	5	803,959	1.22	160,792	6.726	43.69	43.69	628	35.88
45.01	- 50.00	4	871,414	1.32	217,853	7.029	46.65	46.65	602	48.23
50.01	- 55.00	8	2,002,918	3.04	250,365	6.308	53.59	53.59	640	37.94
55.01	- 60.00	6	857,002	1.30	142,834	7.161	57.17	57.17	621	49.98
60.01	- 65.00	17	4,178,246	6.34	245,779	6.346	63.62	63.62	642	36.20
65.01	- 70.00	18	5,022,328	7.62	279,018	6.728	69.21	69.21	605	39.63
70.01	- 75.00	13	3,299,412	5.01	253,801	7.112	73.92	73.92	612	45.06
75.01	- 80.00	43	9,930,233	15.07	230,936	7.413	79.56	79.56	605	42.03
80.01	- 85.00	29	7,113,450	10.79	245,291	6.874	84.02	84.02	639	40.23
85.01	- 90.00	48	14,310,584	21.71	298,137	7.336	89.82	89.82	656	43.74
90.01	- 95.00	26	8,333,648	12.64	320,525	7.291	93.23	94.79	641	43.97
95.01	- 100.00	62	8,089,823	12.27	130,481	7.507	87.15	100.00	664	39.61
Total:		285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63
Weighted Average Original Combined LTV (%): 81.96
Minimum Original Combined LTV (%): 33.46 Maximum Original Combined LTV (%): 100.00 Standard Deviation Original Combined LTV (%): 15.97

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Gross Margins (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000	- 3.249	1	304,180	0.55	304,180	5.100	90.00	90.00	717	48.33
3.500	- 3.749	2	403,315	0.73	201,658	5.620	80.00	100.00	710	33.89
3.750	- 3.999	3	1,408,530	2.55	469,510	5.632	63.24	63.24	693	33.95
4.000	- 4.249	2	642,998	1.16	321,499	5.709	59.66	59.66	638	37.53
4.250	- 4.499	9	3,229,516	5.85	358,835	5.871	66.51	68.22	678	35.24
4.500	- 4.749	17	5,153,336	9.34	303,137	6.231	75.15	80.13	653	42.80
4.750	- 4.999	18	4,956,313	8.98	275,351	6.411	80.02	80.93	624	46.14
5.000	- 5.249	16	4,442,138	8.05	277,634	6.802	79.37	82.79	640	38.02
5.250	- 5.499	28	7,049,564	12.77	251,770	6.967	87.06	90.77	665	43.09
5.500	- 5.749	19	5,049,850	9.15	265,782	7.263	82.08	82.74	629	41.67
5.750	- 5.999	24	7,294,762	13.22	303,948	7.594	86.04	86.75	617	42.20
6.000	- 6.249	21	4,570,219	8.28	217,629	7.445	83.20	83.20	609	45.23
6.250	- 6.499	8	1,457,793	2.64	182,224	8.013	88.91	88.91	622	42.51
6.500	- 6.749	16	3,477,880	6.30	217,368	7.814	84.92	86.92	611	43.47
6.750	- 6.999	10	1,218,891	2.21	121,889	9.042	89.64	89.64	588	42.13
7.000	- 7.249	8	1,228,101	2.23	153,513	8.463	79.20	83.19	577	37.57
7.250	- 7.499	6	1,316,518	2.39	219,420	8.652	81.64	81.64	572	36.68
7.750	- 7.999	3	864,480	1.57	288,160	9.503	90.29	90.29	556	38.18
8.000	- 8.249	3	810,938	1.47	270,313	9.377	88.14	88.14	663	42.15
8.250	- 8.499	1	113,857	0.21	113,857	10.300	81.43	81.43	551	40.73
8.750	- 8.999	1	64,950	0.12	64,950	10.050	70.00	70.00	524	14.34
9.250	- 9.499	3	135,700	0.25	45,233	10.593	49.39	49.39	638	28.49
Total:		219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Margin (%): 5.549 Minimum Margin (%): 3.100 Maximum Margin (%): 9.250 Standard Deviation Margin (%): 1.052

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Minimum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
5.000	- 5.499	4	1,554,928	2.82	388,732	5.341	82.29	82.29	688	39.77
5.500	- 5.999	18	6,750,930	12.23	375,052	5.801	69.22	71.80	653	39.70
6.000	- 6.499	23	6,408,040	11.61	278,610	6.280	76.21	78.20	640	39.38
6.500	- 6.999	46	13,692,452	24.81	297,662	6.763	83.07	85.90	647	44.88
7.000	- 7.499	30	6,839,782	12.39	227,993	7.251	81.78	84.51	637	41.80
7.500	- 7.999	39	9,672,410	17.52	248,011	7.686	86.87	88.51	618	41.58
8.000	- 8.499	18	4,493,707	8.14	249,650	8.161	81.69	81.69	604	42.21
8.500	- 8.999	19	2,335,295	4.23	122,910	8.679	90.83	91.69	620	40.07
9.000	- 9.499	6	1,178,944	2.14	196,491	9.269	81.34	81.34	566	38.90
9.500	- 9.999	8	1,623,481	2.94	202,935	9.582	87.82	87.82	607	39.47
10.000 - 10.499		3	313,030	0.57	104,343	10.184	78.45	78.45	524	32.80
10.500 - 10.999		3	213,763	0.39	71,254	10.633	53.62	53.62	586	32.31
11.000 - 11.499		2	117,066	0.21	58,533	11.207	78.58	78.58	519	42.41
Total:		219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Minimum Rate (%): 7.134
Minimum Minimum Rate (%): 5.100 Maximum Minimum Rate (%): 11.250 Standard Deviation Minimum Rate (%): 1.193

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Maximum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000	- 11.499	4	1,554,928	2.82	388,732	5.341	82.29	82.29	688	39.77
11.500	- 11.999	18	6,362,665	11.53	353,481	5.826	68.56	69.83	654	40.87
12.000	- 12.499	23	6,408,040	11.61	278,610	6.280	76.21	78.20	640	39.38
12.500	- 12.999	44	13,330,837	24.15	302,974	6.691	82.84	85.93	646	43.99
13.000	- 13.499	28	6,620,704	12.00	236,454	7.250	82.19	85.01	637	42.61
13.500	- 13.999	42	10,357,794	18.77	246,614	7.627	86.70	88.91	625	41.45
14.000	- 14.499	17	4,093,027	7.42	240,766	8.135	81.14	81.14	610	41.41
14.500	- 14.999	20	2,793,507	5.06	139,675	8.591	89.29	90.01	603	41.00
15.000	- 15.499	7	1,404,986	2.55	200,712	9.254	81.92	81.92	568	41.63
15.500	- 15.999	8	1,623,481	2.94	202,935	9.582	87.82	87.82	607	39.47
16.000	- 16.499	3	313,030	0.57	104,343	10.184	78.45	78.45	524	32.80
16.500	- 16.999	3	213,763	0.39	71,254	10.633	53.62	53.62	586	32.31
17.000	- 17.499	2	117,066	0.21	58,533	11.207	78.58	78.58	519	42.41
Total:		219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Maximum Rate (%): 13.167
Maximum Maximum Rate (%): 11.100 Maximum Maximum Rate (%): 17.250	1.200
Standard Deviation Maximum Rate (%):

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000 2.000 3.000	1 8 210	272,872 3,107,931 51,813,026	0.49 5.63 93.87	272,872 388,491 246,729	6.300 7.441 7.133	80.00 88.60 80.80	80.00 90.47 82.72	630 667 631	41.13 41.88 41.68
Total:	219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Initial Cap (%): 2.934 Minimum Initial Cap (%): 1.000 Maximum Initial Cap (%): 3.000 Standard Deviation Initial Cap (%): 0.230

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Subsequent Periodic Cap (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000		219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Total:		219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Periodic Cap (%): Minimum Periodic Cap (%): 1.000 Maximum Periodic Cap (%): 1.000	1.000
Standard Deviation Periodic Cap (%): 0.000

Number of Next Rate Adjustment Dates Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
April 2006	1	272,872	0.49	272,872	6.300	80.00	80.00	630	41.13
May 2007	2	377,435	0.68	188,718	8.139	100.00	100.00	600	46.57
June 2007	7	891,219	1.61	127,317	8.324	94.49	100.00	630	41.97
July 2007	11	1,451,118	2.63	131,920	7.696	77.97	77.97	584	32.26
August 2007	4	1,416,166	2.57	354,041	6.491	90.45	93.53	614	46.32
September 2007	22	5,325,243	9.65	242,056	7.671	79.89	80.25	616	40.47
October 2007	144	38,200,580	69.21	265,282	7.094	80.59	82.68	632	41.95
June 2008	1	112,250	0.20	112,250	8.775	100.00	100.00	622	43.80
September 2008	1	154,225	0.28	154,225	6.990	62.00	62.00	587	36.02
October 2008	10	2,166,810	3.93	216,681	7.347	86.24	90.66	658	43.69
September 2010	2	611,227	1.11	305,614	5.894	83.30	83.30	671	33.24
October 2010	13	4,197,942	7.61	322,919	6.728	79.59	80.77	678	42.58
April 2020	1	16,741	0.03	16,741	11.250	100.00	100.00	596	32.97
Total:	219	55,193,829	100.00	252,027	7.147	81.23	83.14	633	41.69
Weighted Average Next Rate Adjustment Date: January 2008 Minimum Next Rate Adjustment Date: April 2006 Maximum Next Rate Adjustment Date: April 2020

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

HSBC

HASCO 2006-OPT4
Seasoning of 5 Months or more

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Alabama	2	249,642	0.38	124,821	7.840	82.01	82.01	549	37.26
Arizona	7	1,357,907	2.06	193,987	6.983	64.99	67.30	613	37.46
California	70	23,917,334	36.29	341,676	6.630	79.96	81.73	647	41.12
Colorado	1	155,643	0.24	155,643	7.400	80.00	80.00	653	40.32
Connecticut	3	348,399	0.53	116,133	7.631	72.56	72.56	686	42.02
Florida	45	7,709,570	11.70	171,324	7.232	79.05	81.00	641	41.47
Georgia	10	1,796,853	2.73	179,685	8.431	89.91	89.91	626	46.48
Hawaii	1	756,209	1.15	756,209	6.200	95.00	95.00	618	49.91
Idaho	1	85,574	0.13	85,574	9.350	84.99	84.99	680	45.56
Illinois	2	488,890	0.74	244,445	7.468	73.59	73.59	603	46.57
Indiana	2	201,578	0.31	100,789	8.144	87.27	100.00	645	45.63
Iowa	1	79,735	0.12	79,735	8.900	80.00	80.00	698	38.10
Kansas	1	16,741	0.03	16,741	11.250	100.00	100.00	596	32.97
Kentucky	2	125,540	0.19	62,770	8.895	84.00	100.00	595	35.83
Louisiana	2	216,513	0.33	108,257	7.174	89.64	100.00	701	30.75
Maryland	4	964,300	1.46	241,075	7.538	69.96	77.69	605	38.73
Massachusetts	11	3,267,445	4.96	297,040	7.388	81.97	81.97	648	43.72
Michigan	11	1,369,757	2.08	124,523	7.434	86.71	94.85	620	42.47
Minnesota	3	714,335	1.08	238,112	7.024	85.81	91.20	701	37.06
Missouri	2	232,555	0.35	116,278	7.327	92.46	100.00	661	34.53
Montana	1	247,164	0.37	247,164	6.900	80.00	100.00	670	41.11
Nevada	4	1,025,592	1.56	256,398	5.881	77.00	77.00	671	43.57
New Hampshire	5	1,116,231	1.69	223,246	7.601	85.18	88.20	648	40.38
New Jersey	5	1,336,264	2.03	267,253	7.312	79.53	79.53	606	36.32
New York	20	6,296,962	9.55	314,848	7.325	76.41	76.99	627	47.37
North Carolina	4	530,200	0.80	132,550	8.351	87.55	87.55	636	36.95
Ohio	3	295,651	0.45	98,550	8.446	100.00	100.00	618	40.81
Oklahoma	1	90,811	0.14	90,811	7.800	80.00	99.91	648	48.43
Oregon	3	972,854	1.48	324,285	7.972	90.06	90.06	614	40.58
Pennsylvania	5	870,870	1.32	174,174	7.893	78.45	78.45	600	37.68
Rhode Island	1	331,200	0.50	331,200	7.300	95.00	95.00	746	41.27
South Carolina	2	295,260	0.45	147,630	6.781	65.76	65.76	640	14.64
Tennessee	2	149,944	0.23	74,972	9.848	85.90	85.90	561	42.01
Texas	30	4,217,990	6.40	140,600	7.633	77.73	80.52	616	39.43
Virginia	14	3,600,187	5.46	257,156	7.542	82.79	82.79	611	40.53
Washington	2	430,580	0.65	215,290	7.303	75.40	75.40	596	46.32
Wyoming	2	50,769	0.08	25,385	11.500	100.00	100.00	586	44.23
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

HSBC

HASCO 2006-OPT4
Seasoning of 5 Months or more

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary Investment Second Home	257 23 5	59,363,644 5,458,589 1,090,817	90.06 8.28 1.65	230,987 237,330 218,163	7.039 8.211 7.387	79.66 86.31 78.26	81.63 86.31 78.26	634 667 630	41.84 40.09 38.26
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Planned Unit Development Condominium Two-to-Four Family Manufactured Housing	205 43 11 19 7	46,028,806 10,260,230 2,033,745 6,707,735 882,534	69.83 15.57 3.09 10.18 1.34	224,531 238,610 184,886 353,039 126,076	7.101 7.102 6.978 7.341 8.627	80.10 82.88 77.02 78.08 76.52	82.09 84.81 79.74 78.08 76.52	632 636 666 657 636	40.67 43.70 43.43 43.78 46.86
Total:	285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Refinance - Cashout Purchase Refinance - Rate Term	161 111 13	42,343,684 21,622,813 1,946,554	64.24 32.81 2.95	263,004 194,800 149,735	6.936 7.503 7.607	77.45 85.47 80.89	77.95 89.90 80.89	627 655 619	41.58 41.68 42.29
Total:	285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

HSBC

HASCO 2006-OPT4
Seasoning of 5 Months or more

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation Stated Documentation	147 138	29,273,469 36,639,581	44.41 55.59	199,139 265,504	7.265 7.044	79.57 80.68	81.41 82.40	617 652	41.58 41.68
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available	5	1,552,449	2.36	310,490	6.311	68.62	68.62	727	0.00
0.01-30.00	40	7,491,976	11.37	187,299	7.058	72.11	75.57	633	23.53
30.01-35.00	30	5,436,680	8.25	181,223	7.223	79.62	81.73	635	32.61
35.01-40.00	43	10,848,834	16.46	252,298	7.366	81.02	82.98	646	37.27
40.01-45.00	58	13,650,036	20.71	235,345	7.159	83.08	84.43	639	42.51
45.01-50.00	72	16,356,328	24.82	227,171	7.209	83.42	84.84	639	47.61
50.01-55.00	31	8,592,095	13.04	277,164	6.854	77.84	79.80	624	52.48
55.01>=	6	1,984,653	3.01	330,775	7.243	80.22	80.22	540	56.35
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

HSBC

HASCO 2006-OPT4

Seasoning of 5 Months or more

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500	- 519	11	2,253,891	3.42	204,899	8.565	73.31	73.31	512	43.83
520	- 539	12	2,954,964	4.48	246,247	7.769	79.04	79.04	526	46.82
540	- 559	10	2,224,795	3.38	222,480	7.182	68.85	68.85	549	48.04
560	- 579	11	1,569,663	2.38	142,697	8.977	87.55	87.55	564	40.17
580	- 599	36	7,173,441	10.88	199,262	7.495	76.73	78.39	590	40.68
600	- 619	46	10,871,442	16.49	236,336	7.201	81.48	82.10	609	41.74
620	- 639	40	9,246,969	14.03	231,174	7.279	82.19	82.19	629	39.33
640	- 659	27	6,450,524	9.79	238,908	6.762	77.81	81.22	651	40.72
660	- 679	19	4,281,575	6.50	225,346	6.948	86.61	89.96	671	43.77
680	- 699	32	7,791,765	11.82	243,493	6.546	81.97	83.78	688	42.58
700	- 719	19	6,493,971	9.85	341,788	6.245	77.45	80.69	708	40.95
720	- 739	11	2,401,735	3.64	218,340	7.643	84.49	90.74	730	38.50
740	- 759	7	1,281,624	1.94	183,089	7.404	89.49	91.70	751	38.04
760	- 779	4	916,692	1.39	229,173	6.848	73.79	83.50	769	40.15
Total:		285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63
Non-zero Weighted Average FICO: 636 Minimum FICO: 501 Maximum FICO: 777 Standard Deviation FICO: 60

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	60	11,383,358	17.27	189,723	7.650	80.03	80.36	632	41.29
12	18	6,951,195	10.55	386,177	7.222	77.98	80.13	627	46.11
24	146	33,724,066	51.16	230,987	7.087	81.32	83.46	631	41.04
36	61	13,854,432	21.02	227,122	6.819	78.66	80.53	657	41.05
Total:	285	65,913,051	100.00	231,274	7.142	80.18	81.96	636	41.63

Balance: 65,913,050 285 records

Whole Loan Trading (+1) 212-525-3307

HSBC

HASCO 2006-OPT4
Seasoning of 5 Months or more

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1st Lien 2nd Lien	261 24	64,955,056 957,994	98.55 1.45	248,870 39,916	7.095 10.332	79.95 95.96	81.75 95.96	636 638	41.59 44.50
Total:	285	65,913,050	100.00	231,274	7.142	80.18	81.96	636	41.63

Whole Loan Trading (+1) 212-525-3307

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Summary Statistics (as of the Sample Pool Calculation Date)

Aggregate Principal Balance: $39,539,839.25

Number of Mortgage Loans: 582

Average Principal Balance: $67,937.87

Aggregate Principal Balance (Fixed Rate): $39,523,098.41

Aggregate Principal Balance (Adjustable Rate): $16,740.84

% Fixed Rate Mortgages: 99.96%

% Adjustable Rate Mortgages: 0.04%

% Interest Only Loans: 0.00%

Weighted Average Current Mortgage Rate: 10.863%

Non-zero Weighted Average Credit Score: 650

Weighted Average Original LTV: 94.65%

Weighted Average Original Combined LTV: 94.65%

Non-zero Weighted Average Debt Ratio: 43.01

Weighted Average Stated Remaining Term: 353

Weighted Average Stated Original Term: 356

Weighted Average Months to Roll: 169 Weighted Average Margin: 9.250%

Weighted Average Initial Rate Cap: 3.000%

Weighted Average Periodic Rate Cap: 1.000%

Weighted Average Maximum Rate: 17.250%

Weighted Average Minimum Rate: 11.250%

% Second Lien: 100.00%

% Silent & Simultaneous Seconds: 0.00%

% California Loans: 35.24%

% of Mortgage Pool by

Aggregate

Aggregate

Sample Pool

Sample Pool

Avg. Sample Pool

Weighted

Number of

Calculation Date

Calculation Date

Calculation Date

Average Gross Weighted Average

Weighted Average Weighted Average Weighted Average

Product Type Mortgage Loans Principal Balance ($) Principal Balance Principal Balance ($) Interest Rate (%) Original LTV (%) Original Combined LTV (%) FICO Score Debt Ratio
10 Year Fixed 1 102,850 0.26 102,850 11.200 52.27 52.27 600 47.11
15 Year Fixed 7 604,111 1.53 86,302 11.375 83.82 83.82 623 43.41
20 Year Fixed 5 204,798 0.52 40,960 11.980 98.52 98.52 599 45.91
30 Year Fixed 568 38,611,339 97.65 67,978 10.848 94.91 94.91 651 42.98
15/15 ARM 1 16,741 0.04 16,741 11.250 100.00 100.00 596 32.97
Total: 582 39,539,839 100.00 67,938 10.863 94.65 94.65 650 43.01

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Range of Gross Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
8.000 - 8.499		5	183,144	0.46	36,629	8.273	100.00	100.00	650	45.47
8.500 - 8.999		9	658,436	1.67	73,160	8.708	99.38	99.38	715	44.83
9.000 - 9.499		39	2,977,651	7.53	76,350	9.273	98.22	98.22	700	45.67
9.500 - 9.999		46	3,616,518	9.15	78,620	9.797	93.16	93.16	665	42.87
10.000	- 10.499	89	7,554,996	19.11	84,888	10.253	97.62	97.62	705	42.60
10.500	- 10.999	91	6,845,426	17.31	75,224	10.759	94.22	94.22	650	43.76
11.000	- 11.499	92	5,729,707	14.49	62,279	11.211	90.40	90.40	625	44.55
11.500	- 11.999	103	6,260,948	15.83	60,786	11.705	95.10	95.10	616	41.48
12.000	- 12.499	76	4,031,312	10.20	53,044	12.187	94.48	94.48	594	41.45
12.500	- 12.999	25	1,410,235	3.57	56,409	12.635	92.34	92.34	605	40.69
13.000	- 13.499	4	154,884	0.39	38,721	13.162	81.86	81.86	620	37.13
13.500	- 13.999	3	116,583	0.29	38,861	13.740	82.61	82.61	578	43.57
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Weighted Average Current Rate (%): 10.863 Minimum Current Rate (%): 8.000 Maximum Current Rate (%): 13.990 Standard Deviation Current Rate (%): 1.023

Range of Sample Pool Number of Calculation Date Principal Balances ($) Mortgage Loans		Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00	252	8,116,533	20.53	32,208	11.253	95.28	95.28	622	42.73
50,000.01 - 100,000.00	219	16,721,447	42.29	76,354	10.875	93.76	93.76	649	43.37
100,000.01 - 150,000.00	88	10,619,387	26.86	120,675	10.663	95.84	95.84	668	42.00
150,000.01 - 200,000.00	20	3,435,018	8.69	171,751	10.591	95.73	95.73	666	45.57
200,000.01 - 250,000.00	3	647,454	1.64	215,818	10.378	84.43	84.43	674	40.10
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Average Current Balance ($): 67,937.87 Minimum Current Balance ($): 16,171.45 Maximum Current Balance ($): 221,932.75 Standard Deviation Current Balance ($): 40,351.84

Whole Loan Trading (+1) 212-525-3307

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Range of Original Principal Balances ($)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
0.01 - 50,000.00		252	8,116,533	20.53	32,208	11.253	95.28	95.28	622	42.73
50,000.01 - 100,000.00		218	16,621,586	42.04	76,246	10.876	93.85	93.85	649	43.50
100,000.01 - 150,000.00		89	10,719,248	27.11	120,441	10.664	95.68	95.68	668	41.82
150,000.01 - 200,000.00		20	3,435,018	8.69	171,751	10.591	95.73	95.73	666	45.57
200,000.01 - 250,000.00		3	647,454	1.64	215,818	10.378	84.43	84.43	674	40.10
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Average Orig Balance ($):	68,035.88
Minimum Orig Balance ($):	16,200.00
Maximum Orig Balance ($):	222,895.00
Standard Deviation Orig Balance ($): 40,399.47

Credit Grade	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
AA+	529	36,190,161	91.53	68,412	10.797	95.19	95.19	654	42.94
AA	40	2,464,052	6.23	61,601	11.582	90.92	90.92	615	42.99
A	2	223,181	0.56	111,590	10.787	81.50	81.50	620	46.25
B	11	662,446	1.68	60,222	11.780	83.31	83.31	585	45.84
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Range of Stated Remaining Terms (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
111	- 120	1	102,850	0.26	102,850	11.200	52.27	52.27	600	47.11
171	- 180	7	604,111	1.53	86,302	11.375	83.82	83.82	623	43.41
231	- 240	5	204,798	0.52	40,960	11.980	98.52	98.52	599	45.91
341	- 350	2	49,869	0.13	24,935	11.250	100.00	100.00	583	44.12
351	- 360	567	38,578,211	97.57	68,039	10.847	94.90	94.90	651	42.97
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Weighted Average Remaining Term: 353 Minimum Remaining Term: 118 Maximum Remaining Term: 358 Standard Deviation Remaining Term: 24

Stated Original Term (months)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
120		1	102,850	0.26	102,850	11.200	52.27	52.27	600	47.11
180		7	604,111	1.53	86,302	11.375	83.82	83.82	623	43.41
240		5	204,798	0.52	40,960	11.980	98.52	98.52	599	45.91
360		569	38,628,080	97.69	67,888	10.848	94.91	94.91	651	42.98
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Weighted Average Original Term: Minimum Original Term: 120 Maximum Original Term: 360	356
Standard Deviation Original Term: 25

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Range of Original LTV Ratios (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
35.01	- 40.00	1	74,934	0.19	74,934	10.050	38.34	38.34	674	35.54
45.01	- 50.00	3	187,675	0.47	62,558	11.029	46.95	46.95	612	35.66
50.01	- 55.00	5	359,505	0.91	71,901	11.288	52.53	52.53	596	48.70
55.01	- 60.00	4	186,839	0.47	46,710	11.252	57.51	57.51	626	38.90
60.01	- 65.00	10	596,897	1.51	59,690	10.572	62.51	62.51	618	39.59
65.01	- 70.00	7	377,583	0.95	53,940	10.985	69.13	69.13	614	43.24
70.01	- 75.00	18	1,354,537	3.43	75,252	11.051	73.07	73.07	610	45.96
75.01	- 80.00	21	1,696,297	4.29	80,776	11.636	78.76	78.76	610	41.31
80.01	- 85.00	40	2,660,374	6.73	66,509	11.233	84.37	84.37	635	41.50
85.01	- 90.00	16	1,685,179	4.26	105,324	11.011	88.99	88.99	635	43.73
90.01	- 95.00	15	885,678	2.24	59,045	10.568	94.70	94.70	646	44.81
95.01	- 100.00	442	29,474,342	74.54	66,684	10.774	99.98	99.98	659	43.10
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Weighted Average Original LTV (%): 94.65
Minimum Original LTV (%): 38.34 Maximum Original LTV (%): 100.00 Standard Deviation Original LTV (%): 11.05

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Number of Range of Original Combined LTV Ratios (%) Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio

35.01 - 40.00

1

74,934

0.19

74,934

10.050

38.34

38.34

674

35.54

45.01 - 50.00

3

187,675

0.47

62,558

11.029

46.95

46.95

612

35.66

50.01 - 55.00

5

359,505

0.91

71,901

11.288

52.53

52.53

596

48.70

55.01 - 60.00

4

186,839

0.47

46,710

11.252

57.51

57.51

626

38.90

60.01 - 65.00

10

596,897

1.51

59,690

10.572

62.51

62.51

618

39.59

65.01 - 70.00

7

377,583

0.95

53,940

10.985

69.13

69.13

614

43.24

70.01 - 75.00

18

1,354,537

3.43

75,252

11.051

73.07

73.07

610

45.96

75.01 - 80.00

21

1,696,297

4.29

80,776

11.636

78.76

78.76

610

41.31

80.01 - 85.00

40

2,660,374

6.73

66,509

11.233

84.37

84.37

635

41.50

85.01 - 90.00

16

1,685,179

4.26

105,324

11.011

88.99

88.99

635

43.73

90.01 - 95.00

15

885,678

2.24

59,045

10.568

94.70

94.70

646

44.81

95.01 - 100.00

442

29,474,342

74.54

66,684

10.774

99.98

99.98

659

43.10

Total:

582

39,539,839

100.00

67,938

10.863

94.65

94.65

650

43.01

Minimum Original Combined LTV (%): 38.34

Maximum Original Combined LTV (%): 100.00

Standard Deviation Original Combined LTV (%): 11.05

Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
9.250 - 9.499	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Margin (%): 9.250 Minimum Margin (%): 9.250 Maximum Margin (%): 9.250 Standard Deviation Margin (%): 0.000

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Range of Minimum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
11.000 - 11.499		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Minimum Rate (%): Minimum Minimum Rate (%): 11.250 Maximum Minimum Rate (%): 11.250	11.250
Standard Deviation Minimum Rate (%): 0.000

Range of Maximum Mortgage Rates (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
17.000 - 17.499		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Maximum Rate (%): Maximum Maximum Rate (%): 17.250 Maximum Maximum Rate (%): 17.250	17.250
Standard Deviation Maximum Rate (%): 0.000

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
3.000	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Initial Cap (%): 3.000 Minimum Initial Cap (%): 3.000 Maximum Initial Cap (%): 3.000 Standard Deviation Initial Cap (%): 0.000

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Subsequent Periodic Cap (%)		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
1.000		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:		1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Periodic Cap (%): Minimum Periodic Cap (%): 1.000 Maximum Periodic Cap (%): 1.000	1.000
Standard Deviation Periodic Cap (%): 0.000

Next Rate Adjustment Dates	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
April 2020	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Total:	1	16,741	100.00	16,741	11.250	100.00	100.00	596	32.97
Weighted Average Next Rate Adjustment Date: April 2020 Minimum Next Rate Adjustment Date: April 2020 Maximum Next Rate Adjustment Date: April 2020

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Geograghic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio

Alabama

3

79,885

0.20

26,628

11.086

92.09

92.09

645

40.70

Arizona

12

740,561

1.87

61,713

11.171

90.98

90.98

621

40.52

Arkansas

3

101,175

0.26

33,725

11.110

100.00

100.00

647

29.83

California

135

13,933,567

35.24

103,212

10.584

96.37

96.37

673

44.13

Colorado

13

1,000,516

2.53

76,963

11.612

95.43

95.43

611

41.45

Connecticut

16

1,015,815

2.57

63,488

11.198

87.12

87.12

641

41.88

Delaware

1

45,517

0.12

45,517

11.000

100.00

100.00

611

40.15

District of Columbia

2

223,733

0.57

111,867

10.525

100.00

100.00

645

33.00

Florida

74

4,598,815

11.63

62,146

11.044

91.09

91.09

634

41.55

Georgia

8

353,217

0.89

44,152

11.087

99.00

99.00

629

45.73

Hawaii

4

408,341

1.03

102,085

10.851

98.57

98.57

630

38.71

Idaho

3

161,564

0.41

53,855

10.727

92.05

92.05

634

39.89

Illinois

10

434,971

1.10

43,497

11.077

100.00

100.00

629

47.40

Indiana

3

110,336

0.28

36,779

10.401

100.00

100.00

673

51.04

Iowa

1

24,964

0.06

24,964

12.150

100.00

100.00

598

25.60

Kansas

1

16,741

0.04

16,741

11.250

100.00

100.00

596

32.97

Kentucky

9

238,074

0.60

26,453

11.517

100.00

100.00

599

36.59

Louisiana

2

60,925

0.15

30,462

11.161

100.00

100.00

658

28.67

Maine

3

112,560

0.28

37,520

11.476

100.00

100.00

610

47.06

Maryland

12

771,669

1.95

64,306

11.668

97.41

97.41

609

40.74

Massachusetts

33

2,508,729

6.34

76,022

10.781

92.17

92.17

664

42.14

Michigan

11

449,330

1.14

40,848

11.258

98.35

98.35

627

39.44

Minnesota

4

203,341

0.51

50,835

9.834

100.00

100.00

630

43.52

Mississippi

2

89,302

0.23

44,651

11.442

100.00

100.00

621

43.98

Missouri

7

171,480

0.43

24,497

11.292

100.00

100.00

620

39.71

Nevada

4

277,437

0.70

69,359

10.330

82.31

82.31

647

42.32

New Hampshire

4

204,016

0.52

51,004

11.757

85.77

85.77

625

35.59

New Jersey

6

496,158

1.25

82,693

9.965

98.55

98.55

673

44.60

New York

56

4,666,722

11.80

83,334

10.803

90.48

90.48

655

43.91

North Carolina

9

387,402

0.98

43,045

11.604

100.00

100.00

605

43.43

Ohio

3

128,182

0.32

42,727

11.996

100.00

100.00

597

46.37

Oregon

4

212,384

0.54

53,096

11.602

100.00

100.00

605

47.06

Pennsylvania

8

429,435

1.09

53,679

11.181

94.83

94.83

622

39.33

Rhode Island

10

480,361

1.21

48,036

11.150

81.85

81.85

646

47.11

South Carolina

3

282,179

0.71

94,060

11.255

100.00

100.00

658

33.16

South Dakota

1

28,342

0.07

28,342

9.400

100.00

100.00

696

38.50

Tennessee

8

256,358

0.65

32,045

8.377

100.00

100.00

643

44.70

Texas

51

1,667,500

4.22

32,696

11.223

100.00

100.00

622

42.47

Utah

2

65,559

0.17

32,780

12.352

95.12

95.12

586

38.44

Continued...

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

...continued
Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio

Vermont

1

19,916

0.05

19,916

11.000

100.00

100.00

607

39.04

Virginia

19

1,158,065

2.93

60,951

11.108

95.74

95.74

636

46.07

Washington

13

670,428

1.70

51,571

11.130

97.97

97.97

632

44.75

Wisconsin

6

203,498

0.51

33,916

11.225

100.00

100.00

629

44.23

Wyoming

2

50,769

0.13

25,385

11.500

100.00

100.00

586

44.23

Total:

582

39,539,839

100.00

67,938

10.863

94.65

94.65

650

43.01

Occupancy	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Primary Investment Second Home	573 7 2	38,793,745 650,404 95,689	98.11 1.64 0.24	67,703 92,915 47,845	10.847 11.801 10.870	94.91 81.20 79.43	94.91 81.20 79.43	650 689 633	43.09 37.54 46.05
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

Property Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Single Family Planned Unit Development Condominium Two-to-Four Family	452 63 34 33	29,906,331 4,740,236 2,004,122 2,889,151	75.64 11.99 5.07 7.31	66,164 75,242 58,945 87,550	10.857 11.014 10.801 10.716	94.80 93.49 97.59 92.93	94.80 93.49 97.59 92.93	648 643 663 680	43.11 41.95 43.83 43.10
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

HSBC

HASCO 2006-OPT4
Second Liens

Balance: 39,539,839 582 records

Whole Loan Trading (+1) 212-525-3307

Loan Purpose	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Purchase Refinance - Cashout Refinance - Rate Term	359 185 38	23,577,237 13,567,067 2,395,535	59.63 34.31 6.06	65,675 73,335 63,040	10.762 11.015 10.998	99.93 84.90 97.88	99.93 84.90 97.88	662 631 646	43.13 43.30 40.13
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

Documentation Type	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Full Documentation Stated Documentation	365 217	20,062,804 19,477,035	50.74 49.26	54,967 89,756	10.928 10.796	97.27 91.94	97.27 91.94	633 668	43.30 42.71
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

Debt-to-Income Ratio	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
Not Available	1	55,897	0.14	55,897	9.500	100.00	100.00	713	0.00
0.01-30.00	54	3,154,287	7.98	58,413	11.426	94.21	94.21	627	23.09
30.01-35.00	40	2,095,302	5.30	52,383	10.915	95.04	95.04	660	32.82
35.01-40.00	92	6,646,028	16.81	72,239	10.715	93.94	93.94	654	37.83
40.01-45.00	134	9,741,288	24.64	72,696	10.867	93.95	93.95	656	42.83
45.01-50.00	147	10,377,289	26.25	70,594	10.782	94.86	94.86	653	47.48
50.01-55.00	96	6,338,512	16.03	66,026	10.799	95.95	95.95	647	52.26
55.01>=	18	1,131,235	2.86	62,846	11.188	95.77	95.77	622	56.55
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Non-zero Weighted Average DTI: 43.01 Minimum DTI: 4.41 Maximum DTI: 59.74 Standard Deviation DTI: 8.76

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Range of Credit Scores		Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
500	- 519	1	46,962	0.12	46,962	13.600	77.52	77.52	519	47.33
520	- 539	2	155,866	0.39	77,933	12.087	80.57	80.57	531	41.49
560	- 579	25	1,035,089	2.62	41,404	12.000	91.70	91.70	572	40.26
580	- 599	107	5,630,719	14.24	52,624	11.921	92.61	92.61	591	42.09
600	- 619	95	5,736,055	14.51	60,380	11.378	87.10	87.10	609	42.46
620	- 639	89	5,432,586	13.74	61,040	11.100	94.43	94.43	629	43.96
640	- 659	70	5,348,213	13.53	76,403	10.921	95.73	95.73	649	42.40
660	- 679	73	5,590,992	14.14	76,589	10.377	96.77	96.77	669	44.18
680	- 699	48	4,035,994	10.21	84,083	10.044	98.71	98.71	689	44.48
700	- 719	30	2,489,139	6.30	82,971	10.039	97.22	97.22	707	42.25
720	- 739	20	1,693,397	4.28	84,670	9.939	100.00	100.00	732	40.84
740	- 759	12	1,221,727	3.09	101,811	9.712	100.00	100.00	750	43.90
760	- 779	8	782,536	1.98	97,817	9.894	100.00	100.00	772	45.05
780	- 799	2	340,565	0.86	170,282	10.223	100.00	100.00	791	41.87
Total:		582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Non-zero Weighted Average FICO: 650 Minimum FICO: 519 Maximum FICO: 794 Standard Deviation FICO: 48

Prepayment Penalty Term (months)	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
None	306	18,688,982	47.27	61,075	10.935	94.90	94.90	647	42.49
12	22	1,865,479	4.72	84,795	10.785	88.89	88.89	652	47.91
24	171	13,200,155	33.38	77,194	10.786	99.67	99.67	661	43.85
36	83	5,785,223	14.63	69,701	10.830	84.24	84.24	637	41.19
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

Balance: 39,539,839 582 records

HSBC

HASCO 2006-OPT4
Second Liens

Whole Loan Trading (+1) 212-525-3307

Lien Position	Number of Mortgage Loans	Aggregate Sample Pool Calculation Date Principal Balance ($)	% of Mortgage Pool by Aggregate Sample Pool Calculation Date Principal Balance	Avg. Sample Pool Calculation Date Principal Balance ($)	Weighted Average Gross Interest Rate (%)	Weighted Average Original LTV (%)	Weighted Average Original Combined LTV (%)	Weighted Average FICO Score	Weighted Average Debt Ratio
2nd Lien	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01
Total:	582	39,539,839	100.00	67,938	10.863	94.65	94.65	650	43.01

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA) Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as wel as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counte rparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.This information supplied to you herein does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information contained herein is preliminary and subject to change. Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rte risk. Investors should fully consider the risk of an investment in these securities.The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities (USA), Inc., its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform o seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.